                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                           ENTERPRISES SOLUTIONS, INC
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

       ----------------------------------------------------------------------

    5) Total fee paid:

       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                           ENTERPRISES SOLUTIONS, INC.



                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 11, 2000

                            Braintree, Massachusetts
                                  July 18, 2000

         A Special Meeting (in lieu of the Annual Meeting) of Stockholders (the "Special Meeting") of Enterprises Solutions, Inc., a Nevada corporation (the "Company"), will be held at the Boston-Dedham Hotel and Conference Center, 55 Ariadne Road, Junction I95 and Route 1A, Dedham, Massachusetts 02026, on Friday, August 11, 2000, at 10:00 A.M. (local time) for the following purposes:

     1. To elect three directors to the Corporation's Board of Directors, each to hold office until his successor is elected and qualified or until his earlier resignation or removal (Proposal No. 1);


     2. To consider and act upon a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of the Company's common stock, par value $.001 per share, from 25,000,000 to 100,000,000 (Proposal No. 2);


     3. To approve the Company's 2000 Employee Stock Option Plan and to reserve up to 2,500,000 shares of Common Stock for issuance thereunder (Proposal No. 3); and

     4. To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

        The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached and made a part of this Notice.


        The Board of Directors has fixed the close of business on Monday, July 3, 2000, as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

        All stockholders are cordially invited to attend the Special Meeting in person. However, whether or not you expect to attend the Special Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Special Meeting. If you send in your proxy card and then decide to attend the Special Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                       By Order of the Board of Directors,

                                              /s/ ALFRED T. SAKER
                                              ---------------------------
                                                  Alfred T. Saker
                                                  Secretary

                                    IMPORTANT
                                    ---------

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                          THANK YOU FOR ACTING PROMPTLY

                           ENTERPRISES SOLUTIONS, INC.
            140 Wood Road, Suite 200, Braintree, Massachusetts 02184




                                 PROXY STATEMENT


                                     GENERAL

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Enterprises Solutions, Inc., a Nevada corporation (the "Company"), of proxies in the enclosed form for use in voting at a Special Meeting (in lieu of the Annual Meeting) of Stockholders (the "Special Meeting") to be held at the Boston-Dedham Hotel and Conference Center, 55 Ariadne Road, Junction I95 and Route 1A, Dedham, Massachusetts 02026, on Friday, August 11, 2000, at 10:00 A.M. (local time), and any adjournment or postponement thereof.

         Only holders of record of the Company's common stock, par value $.001 per share (the "common stock"), on July 3, 2000 (the "Record Date") will be entitled to vote at the Special Meeting. At the close of business on the Record Date, the Company had outstanding 4,724,282 shares of common stock.

                  Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Special Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Special Meeting and elects to vote in person.

                  The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the common stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

                  This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about July 18, 2000.

                  Stockholders of the Company's common stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

                  Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Special Meeting (including any proposal to adjourn the Meeting).

                  Determination of whether a matter specified in the Notice of Special Meeting of Stockholders has been approved will be determined as follows. Those persons will be elected directors who receive a plurality of the votes cast at the Special Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote. For each other matter specified in the Notice of Special Meeting of Stockholders, the affirmative vote of a majority of the shares of common stock present at the Special Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote. Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Special Meeting.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

Nominees

                  At the Special Meeting, the stockholders will elect three (3) directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Special Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the By-Laws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

                  Assuming a quorum is present, the three nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of each of the three nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

             Name               Age                 Position


        John A. Solomon         50         President, CEO and Director

        Alfred T. Saker         52         Treasurer, Secretary and Director

        Charles E. Bobbish      51         Director

         The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, has been furnished to the Company by the respective director nominees:


         John A. Solomon has served as the Company's President and Chief Executive Officer since October, 1999. Mr. Solomon also is a member of the Company's Board of Directors. Prior to his appointment to his positions with the Company, from 1979 to 1995, Mr. Solomon was the President and Chief Executive Officer of Computer Engineering Associates, Inc. ("CEA"), a systems integration and security technology company. In November, 1995 CEA filed a petition for voluntary bankruptcy which resulted from cash flow problems CEA encountered related to several bonded construction projects CEA performed. Because Mr. Solomon personally indemnified the bonding companies who insured CEA's construction projects, Mr. Solomon was forced to file for personal bankruptcy in February, 1997. Mr. Solomon was discharged from his personal bankruptcy in May, 1999.


         Alfred T. Saker is the Treasurer and Secretary of the Company and was elected to the Board of Directors on June 29, 2000, to fill the vacancy resulting from the resignation of Nina L. Cannon. Mr. Saker received a B.A. in Arts and Sciences in 1971, and a M.S. in accounting in 1978, from Kent State University. From 1996 to 1998, Mr. Saker was Finance Manager for International Shipholding Corporation, a marine transportation company. From 1993 to 1996, he was Treasurer for American Heavy Lift Shipping Company and, prior thereto, he held various positions with BP Oil Company, his last position, from 1990 to 1993, being Manager, Services and Control (Controller).

         Charles E. Bobbish was elected a director of the Company on July 6, 2000, to fill the vacancy resulting from the resignation of Wayne G. Kight. From April, 1991, to April, 1995, Mr. Bobbish was a Senior Vice President of Mosaic Data Systems, Inc., Bedford, Massachusetts, with responsibility for planning and coordinating information systems implementation and integration. In 1995, Mr. Bobbish had a consulting business involving proposal and business development, which was, in early 1996, incorporated into Qualserv, Inc., Burlington, Massachusetts, a proposal writing and business development company, of which he has served as President from that time to the present. In his present position, Mr. Bobbish advises executives of large information technology companies on market positioning and provides inputs to business strategies, directions and proposals.


         No director or executive officer of the Company has any family relationship with any other director or executive officer of the Company.

         Directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended December 31, 1999, the Board of Directors of the Corporation held eleven (11) meetings and acted by unanimous written consent on two (2) occasions. No director nominated for election at the Annual Meeting attended fewer than 75% of the total number of meetings of the Board of Directors during the last fiscal year.

         The Company does not have a standing audit or compensation committee. Although the Board of Directors does not have a nominating committee or a committee performing the functions of a nominating committee, and there are no formal procedures for stockholders to nominate persons to serve as directors, the Board will consider nominations from stockholders, which should be addressed to Alfred T. Saker at the Company's address set forth above.


                            COMPENSATION OF DIRECTORS


                  Directors currently receive $100 for each meeting attended and are reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board or any committee thereof they attend. During the 1999 fiscal year, Wayne G. Kight and Jeffrey M. Moritz were each granted options to purchase common stock as compensation for their services as directors of the Company.


         The proxy holders intend to vote the shares represented by proxies for all of the Board's nominees, except to the extent authority to vote for the nominees is withheld.

                          RECOMMENDATION OF THE BOARD:
                           ---------------------------

               THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL
                             NOMINEES NAMED ABOVE.

                                   MANAGEMENT


The Officers and Directors of the Company are as follows:

Name                     Age             Title
----                     ---             -----
John A. Solomon          50              President, C.E.O and Director

Gary S. Baker            52              Executive Vice President - Engineering

Alfred T. Saker          52              Treasurer, Secretary and Director

Charles E. Bobbish       51              Director


During the fiscal year ended December 31, 1999, no salaries in excess of $100,000 per year have been paid to any executive officer or director of the Company.


                              OPTION/SAR GRANTS IN LAST FISCAL YEAR

-------------------------------------------------------------------------------------------------------

                                                              Potential
                                                              Realizable Value at
                                                              Assumed Annual            Alternative
                                                              Rates of Stock Price      to (f) and (g)
                                                              Appreciation              Grant Date
           Individual Grants                                  for Option Term           Value
-------------------------------------------------------------------------------------------------------
(a)            (b)             (c)              (d)         (e)          (f)      (g)            (h)
             Number of         % of
             Securities        Total
             Under-            Options/
             Lying             SAR's
             Options/          Granted to       Exercise                                           Grant
             SAR's             Employees        or Base                                            Date
             Granted           in Fiscal        Price      Expiration                              Present
Name         (#)               Year             ($/Sh)        Date        5% ($)      10%($)       Value $
----         ---               ----             ------        ----        ------      ------       -------
Wayne B.
Kight        15,000                             $5.67       7/31/02      $98,456     $113,202          NA
             10,000                             $7.50       8/31/02      $86,822     $ 99,825          NA

Nina L.
Cannon       10,000                             $7.50       8/31/02      $86,822     $ 99,825          NA

Jeffrey M.
Moritz       15,000                             $5.67       7/31/02      $98,456     $113,202          NA

         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                               OPTION/SAR VALUES

      (a)               (b)              (c)                    (d)                    (e)
                                                              Number of
                                                              Securities           Value of
                                                              Underlying           Unexercised
                                                              Unexercised          In-the-Money
                                                              Options/SARs at      Options/SARs at
                                                              FY-End(#)            FY-End ($)

                  Shares Acquired                             Exercisable/         Exercisable/
     Name         on Exercise (#)    Value Realized           Unexercisable        Unexercisable
---------------------------------------------------------------------------------------------------

Wayne B. Kight                                                 47,500/0              $35,550/0

Nina L. Cannon                                                 10,000/0                  - 0 -

Jeffrey M. Moritz                                              37,500/0                  - 0 -

             STOCK AND OPTION COMPENSATION OF OFFICERS AND DIRECTORS

                  The Company has authorized the issuance to John A. Solomon of 75,000 shares of common stock (and a balance owing of 150,000 shares) at a nominal price pursuant to Mr. Solomon's Employment Agreement with the Company. At the Board of Directors meeting held on March 20, 2000, the Board authorized the issuance to Mr. Solomon of options to purchase 100,000 shares of common stock at a price of $6.25 per share.

         Mr. Wayne B. Kight, a former Director and Executive Vice President of the Company, purchased 10,000 shares of common stock at $.05 per share (adjusted to 15,000 shares by reason of the stock split in June 1999) in June, 1998. At the Board of Directors meeting held on July 30, 1998, the Board authorized the issuance to Mr. Kight of options to purchase 22,500 shares of common stock at a price of $.67 per share and options to purchase 15,000 shares of common stock at $5.67 per share (adjusted for the June 1999 stock split). At the Board of Directors meeting held on September 1, 1999, the Board authorized the issuance to Mr. Kight of options to purchase 10,000 shares of common stock at an exercise price of $7.50 per share. The Company has authorized the issuance to Mr. Kight of 40,000 shares of common stock (and a balance owing of 80,000 shares) at a nominal price pursuant to Mr. Kight's Employment Agreement with the Company. At the Board of Directors meeting held on March 20, 2000, the Board authorized the issuance to Mr. Kight of options to purchase 25,000 shares of common stock at a price of $6.25 per share.

         At the Board of Directors meeting held on September 1, 1999, the Board authorized the issuance to Nina L. Cannon, a former Director of the Company, of options to purchase 10,000 shares of common stock at an exercise price of $7.50 per share.

         All options referred to above issued to John A. Solomon, Wayne B. Kight and Nina L. Cannon expire three years from their respective dates of issuance.

EMPLOYMENT CONTRACTS

         The Company has entered into an employment agreement with John A. Solomon, the term of which is for three years from September 15, 1999. The agreement provides for Mr. Solomon's employment as the President and Chief Executive Officer of the Company at an annual salary of $200,000, which would be increased to $500,000 once the Company receives funding in the amount of $10,000,000 (the "Funding Event"). In the fiscal year ended December 31, 1999, Mr. Solomon did not draw any salary from the Company. The agreement provides for bonuses as determined by the Board of Directors at the sole discretion of the Board, but not less than 7% of the Net Before Tax corporate profits in each year of employment. Under the agreement, Mr. Solomon is entitled to borrow up to $750,000 from the Company on a secured basis, all loans being repayable within 10 years of the first loan being taken out, and with the Company's stock as collateral in value at least equal to 125% of the loan amount, the amount of stock to be held as collateral to be adjusted monthly based on the price for the stock in the market. On June 2, 2000, Mr. Solomon took down a $650,000 loan under this provision. This loan bears interest at the rate of 7% per annum, is due ten years from the drawdown date, with interest only payable monthly until maturity. The loan is secured by the pledge of all shares of common stock of the Company and options to purchase common stock held by Mr. Solomon. The agreement provides for the issuance of 225,000 shares of common stock of the Company to Mr. Solomon in three installments of 75,000 shares each at the end of each year of employment completion; the right to the first installment vested as of execution of the employment agreement and is to have been issued by December 31, 1999. If the Funding Event condition is satisfied, Mr. Solomon is entitled under the agreement to be issued an additional 275,000 shares of common stock at the time of the resulting increase in his salary.

        The Company has also entered into employment agreements with Michael F. Thompson, Wayne B. Kight and Gary S. Baker. The agreements have a term of three years commencing on August 1, 1999 for Mr. Baker, September 20, 1999 for Mr. Thompson, and October 6, 1999 for Mr. Kight. The agreements provide for a base salary of $85,000 for Michael F. Thompson, $120,000 for Wayne B. Kight and $120,000 for Gary S. Baker. The agreement with Mr. Baker stipulates that Mr. Baker is entitled to purchase 100,000 shares of common stock at a nominal price in three equal installments, commencing on August 1, 2000, and on the next two anniversaries of that date. Mr. Kight's agreement provides for the issuance of 40,000 shares of common stock upon execution of the agreement effective October 6, 1999, and of an additional 80,000 shares of common stock in two equal installments at the end of each of the next two calendar years of service.

                             PRINCIPAL STOCKHOLDERS

The following table sets forth, as of July 3, 2000, information concerning the beneficial ownership of the Common Stock of the Company by (i) each person who is known by the Company to own beneficially more than 5% of the Company's common stock, (ii) each director of the Company, and (iii) all directors and executive officers of the Company as a group.

                                            Approx.
     Name and Address of              Amount and Nature                % of
     Beneficial Owner                    Of Ownership                 Class*
     -------------------              -----------------               ------
John A. Solomon(1)                        175,000(2)                    3.7%

Alfred T. Saker(3)                             --                        --

Charles E. Bobbish(4)                          --                        --

All directors and officers as a group     175,000                       3.7%

Rowan House Limited                       244,168                     5.168%
1 Corral Rd., Suite 2A
Eurolife Building, Gibraltar
--------------------------------

 * Percentages are based upon the assumption that the stockholder has exercised all of the currently exercisable options he or she owns which are currently exercisable or exercisable within 60 days and that no other stockholder has exercised any options he or she owns.


(1) The address for Mr. Solomon is c/o the Company at 140 Wood Road, Braintree, Massachusetts 02184.

(2) 75,000 shares are to be issued under Mr. Solomon's employment agreement. Mr. Solomon holds options to purchase 100,000 shares of common stock at an exercise price of $6.25 per share.

(3)  The address for Mr. Saker is 904 Penny Street S.E., North Canton, Ohio
     44720.

(4)  The address for Mr. Bobbish is 82 Drake Road, Burlington, Massachusetts
     01803.



                          TRANSACTIONS WITH MANAGEMENT

         Omega Funding, Inc., a corporation 100% owned by Nina L. Cannon, a former director of the Company, made loans to the Company aggregating $94,500 in

1999, and an additional loan of $23,000 on February 24, 2000. In December, 1999, Nina L. Cannon also made a personal loan to the Company in the amount of $22,000, which was repaid in January, 2000. In 1999, Omega Funding was also assigned an additional loan made to the Company by a third party in the amount of $10,000. All of the loans by Omega Funding, Inc., aggregating $127,500, were repaid on June 29, 2000, with interest at the rate of 8% per annum totalling $5,243.


         Dr. Roger Raymond Schell, a former officer of the Company, is a shareholder in Gemini Computers, Inc. with which the Company had a teaming agreement.


COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         The Company believes that during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were satisfied.


                                 PROPOSAL NO. 2

       APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO
        INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK, PAR VALUE $.001 PER SHARE, FROM 25,000,000 TO 100,000,000

      The Board of Directors of the Company has adopted a resolution unanimously approving and recommending to the Company's stockholders for their approval an amendment to the Company's Articles of Incorporation to provide for an increase of the number of shares of common stock that the Company is authorized to issue from 25,000,000 to 100,000,000.

         The Board of Directors recommends the proposed increase in the authorized number of share of common stock to insure that a sufficient number of authorized and unissued shares is available (i) to meet the Company's obligations under the issued convertible preferred stock, the April 2, 2000 Deed Poll and warrants and options previously issued or contracted for by the Company or to permit a refinancing of any or all of the Company's outstanding convertible debenture or debts, (ii) to raise additional capital for the operations of the Company, (iii) for the financing of the acquisition of other businesses and (iv) to make options and shares available to employees, future non-employee directors and consultants of the Company as an incentive for services provided to the Company. Such shares would be available for issuance by the Board of Directors of the Company without further action by the stockholders, unless required by the Company's Certificate of Incorporation or by the laws of the State of Nevada. Neither the presently authorized shares of common stock nor the additional shares of common stock that may be authorized pursuant to the proposed Amendment carry preemptive rights.

         Except as described above, there are currently no set plans or arrangements relating to the issuance of any additional shares of common stock proposed to be authorized. However, if this proposal is approved by the stockholders, no assurance can be given that the Company will not consider effecting an equity offering of common stock or otherwise issuing such stock in the future for the purpose of raising additional working capital, acquiring related business or assets or otherwise.


         The additional shares of common stock, if issued, would have a dilutive effect upon the percentage of equity of the Company owned by present stockholders. The issuance of such additional shares of common stock might be disadvantageous to current stockholders in that any additional issuances would potentially reduce per share dividends, if any. Stockholders should consider, however, that the possible impact upon dividends is likely to be minimal in view of the fact that the Company has never paid dividends, has never adopted any policy with respect to the payment of dividends and does not intend to pay any cash dividends in the foreseeable future. In addition, the issuance of such additional shares of common stock, by reducing the percentage of equity of the Company owned by present stockholders, would reduce such present stockholders' ability to influence the election of directors or any other action taken by the holders of common stock.


         The authorization to issue the additional shares of common stock would provide management with the capacity to negate the efforts of unfriendly tender offerors through the issuance of securities to others who are friendly or desirable to management. This proposal is not the result of management's knowledge of any specific effort to accumulate shares of the Company's common stock or to obtain control of the Company in opposition to management or otherwise. The Company is not submitting this proposal to enable it to frustrate any efforts by another party to acquire a controlling interest or to seek representation on the Board of Directors. The submission of this proposal is not part of any plan by the Company's management to adopt a series of amendments to the Articles of Incorporation or By-Laws so as to render the takeover of the Company more difficult.

         If Proposal No. 2 is approved by the Company's stockholders, the Board of Directors expects to file a Certificate of Amendment to the Company's Articles of Incorporation increasing the number of authorized shares of common stock as soon as practicable after the date of the Special Meeting. The Certificate of Amendment would amend and restate paragraph A of Article IV of the Company's Articles of Incorporation to read substantially as follows:


         A. Common Stock. The Corporation shall be authorized to issue one hundred million (100,000,000) shares of common stock having a par value of one mil ($.001) per share.


         The Company's authority to issue up to 5,000,000 shares of Preferred Stock, par value $.001 per share, would remain unchanged by the proposed amendment.


Annexed to this Proxy Statement and marked Exhibit A is proposed amendment to the Articles of Incorporation of the Company.


         The vote required for approval of the Proposal to amend the Articles of Incorporation is the affirmative vote of the holders of a majority of the shares of the Company's common stock present at the Special Meeting in person or by proxy and entitled to vote on the matter.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION.





                                 PROPOSAL NO. 3

                 APPROVAL OF THE 2000 EMPLOYEE STOCK OPTION PLAN


         At the Special Meeting, the Company's stockholders are being asked to approve the 2000 Employee Stock Option Plan (the "2000 Option Plan") and to authorize options to purchase up to 2,500,000 shares of common stock for issuance thereunder. The following is a summary of principal features of the 2000 Option Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2000 Option Plan, a copy of which, together with the form of Incentive Stock Option Agreement to be utilized in connection therewith, is attached hereto as Exhibit B.

GENERAL

     The 2000 Option Plan was adopted by the Board of Directors on June 29, 2000. The Board of Directors has initially reserved 2,500,000 shares of common stock for issuance under the 2000 Option Plan.

REASONS FOR ADOPTION OF THE 2000 OPTION PLAN


     One of the primary purposes of the 2000 Option Plan is to advance the interests of the Company and its stockholders by aiding the Company in attracting and retaining qualified personnel. Another important purpose of the 2000 Option Plan is to support the achievement of the Company's business objectives by providing stock-based incentives which focus participants in the Plan on the Company's long-term objectives and link the participants' interests with the interests of the Company's stockholders. The 2000 Option Plan is also designed to respond to applicable tax laws, accounting rules and securities regulations.


DESCRIPTION OF THE 2000 OPTION PLAN

     The following is a summary of certain provisions of the 2000 Option Plan and is qualified in its entirety by reference to the complete text of the 2000 Option Plan set forth in Exhibit B to this Proxy Statement.

     Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

     The 2000 Option Plan is administered by the Board of Directors or a committee (the "Committee") which is appointed by the Board of Directors from those of its members who are "non-employees" of the Company as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). Subject to the provisions of the 2000 Option Plan, the Board of Directors, or the Committee, if one is appointed, has full authority to determine the persons to be granted options under the Plan and the number and purchase price of the shares represented by each option, the time or times at which the options may be exercised, and the terms and provisions of each option, which need not be uniform for all options.

     Key employees of the Company or its subsidiaries, as determined by the Board or Committee, and non-employee directors of the Company or its subsidiaries are eligible to receive awards under the 2000 Option Plan. The 2000 Option Plan authorizes the Committee to grant, over a ten-year period, options to purchase up to a maximum of 2,500,000 shares of the Company's common stock, subject to adjustment as described below. If any option expires or is terminated prior to its exercise in full and prior to the termination of the 2000 Option Plan, the shares subject to such unexercised option shall again be available for the grant of new options under the 2000 Option Plan. Further, any shares used as full or partial payment by an optionee upon exercise of an option may subsequently be used by the Company to satisfy other options granted under the 2000 Option Plan, subject to limitations on the total number of shares authorized to be issued under the 2000 Option Plan. The 2000 Option Plan provides that the purchase price per share may not be less than 100% of the fair market value of the common stock at the time of grant. The purchase price is to be paid in cash or common stock of the Company held for at least six (6) months and with a market value equivalent to that of the shares being acquired or, in the discretion of the Committee, any combination of these.

    The term of each option will not be more than ten (10) years from the date of grant. Options granted under the 2000 Option Plan may be exercised only during the continuance of the Participant's employment with the Company or one of its subsidiaries. The 2000 Option Plan permits an outstanding option to be exercised after termination of employment only to the extent that the option was exercisable on the date of termination but in no event beyond the original term of the option (i) within one year by the estate or rightful heir(s) of the optionee if the optionee's employment is terminated due to the optionee's death;
(ii) within one year after the date of such termination if the termination is due to the optionee's disability (as defined in the 2000 Option Plan); or (iii) within three months after the date of such termination if the termination was due to the optionee's retirement (as defined in the 2000 Option Plan) or was for reasons other than death or disability and other than "for cause" (as defined in the 2000 Option Plan). Upon termination of an optionee's employment "for cause," any unexercised options held by the optionee will be forfeited. In the event of the dissolution, liquidation or sale of all or substantially all of the assets of the Company, to the extent it has not been previously exercised, an option will terminate immediately prior to the consummation of such proposed action. In the event of the merger of the Company with or into another corporation, the option shall be assumed or an equivalent option shall be substituted by such successor corporation or, if such successor corporation does not agree to asssume the option or substitute an equivalent option, the Board shall provide for the option holder to have the right to exercise the option as to all of the optioned shares, including shares as to which the option would not otherwise be exercisable.

     The number of shares subject to options and the option prices will be appropriately adjusted in the event of changes in the outstanding common stock by reason of stock dividends, recapitalizations, splits and combinations of shares, and the like. The Board of Directors may at any time terminate or modify the 2000 Option Plan, except that without further approval of the stockholders the Board may not make any changes to the Plan which would materially increase the number of shares that may be issued under the Plan, materially modify the eligibility requirements for participation in the Plan, or require stockholder approval under the Nevada Private Corporations Law, the Exchange Act, or the Code.

     Options granted under the Plan may be in the form of "incentive stock options" which qualify as such under Section 422 of the Code or non-qualified stock options which do not meet the criteria for incentive stock options under
Section 422. The tax treatment of stock options qualifying as incentive stock options may be more favorable to employees than that afforded to non-qualified stock options. Options granted under the 2000 Option Plan are, generally, transferable only by will or by the laws of descent and distribution, and may be exercised during the lifetime of the optionee only by the optionee or by his legal representative in the event of his Disability. In its sole discretion, however, the Committee may permit an optionee to make certain transfers of non-qualified stock options, provided that the transfers are to "family members" and are not for value, as defined in the General Instructions to Form S-8 under the Securities Act of 1933, as amended.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion of tax considerations relates only to U.S. federal individual income tax matters and is based upon current income tax laws, regulations and rulings. The discussion is general in nature and does not take into account a number of considerations which may apply in light of an optionee's particular circumstances.

     Generally, upon the exercise of an ISO, the optionee will recognize no income for U.S. federal income tax purposes. The difference between the exercise price of the ISO and the fair market value of the stock at the time of purchase is, however, an item of tax preference which may require payment of an alternative minimum tax. On the sale of shares acquired by exercise of an incentive stock option (assuming that the sale does not occur within two (2) years of the date of grant of the option or within one (1) year from the date of exercise), any gain will be taxed to the optionee as long-term capital gain. In contrast, upon the exercise of a non-qualified option, the optionee recognizes taxable income (subject to withholding) in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. Upon any sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the non-qualified option will be treated generally as capital gain or loss. Under rules applicable to U.S. corporations, no deduction is usually available to the employer corporation upon the grant or exercise of an incentive stock option (although a deduction may be available if the employee sells the shares so acquired before the applicable holding period expires). By contrast, upon the exercise of a non-qualified stock option, the employer corporation is entitled to a deduction in an amount equal to the income recognized by the employee, subject to certain limitations imposed by the Code in the case of highly compensated employees.

REQUIRED VOTE

         The approval of the 2000 Option Plan and the reservation of 2,500,000 shares of common stock for issuance pursuant to options granted under the Plan requires the affirmative vote of the holders of a majority of the shares of the Company's common stock present at the Special Meeting in person or by proxy and entitled to vote on the matter.

         The proxy holders intend to vote the shares represented by proxies to approve the 2000 Employee Stock Option Plan.

                          RECOMMENDATION OF THE BOARD:
                           ---------------------------

          THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 2000 EMPLOYEE
                               STOCK OPTION PLAN.


                              INDEPENDENT AUDITORS

         Van Buren & Hauck LLC has served as the Company's independent auditors since 199_ and has been appointed by the Board to continue as the Company's independent auditors for the fiscal year ending December 31, 2000. Van Buren & Hauck LLC has no interest, financial or otherwise, in the Company. A representative of Van Buren & Hauck LLC is not expected to be present at the Special Meeting.

      DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

         Proposals of stockholders intended to be presented at next year's Annual Meeting of Stockholders must be received by Alfred T. Saker, Secretary, Enterprises Solutions, Inc., 140 Wood Road, Suit 200, Braintree, Massachusetts 02184, on or before December 1, 2000.

                              OTHER PROPOSED ACTION


         The Board of Directors is not aware of any other business which will come before the Special Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Special Meeting.


                             APPENDIX - FORM 10-KSB

     The Company's Amendment No. 2 to its 1999 Form 10-KSB containing all financial statements is attached to this proxy statement as an Appendix.

                FINANCIAL INFORMATION - INCORPORATED BY REFERENCE


     The Company's report on Form 10-QSB for the fiscal quarter ended
March 31, 2000, as well as Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the Form 10-QSB, is incorporated herein by reference.


              AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

          THIS PROXY STATEMENT AND THE APPENDIX HERETO REFER TO CERTAIN DOCUMENTS OF THE COMPANY THAT ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS ARE AVAILABLE TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS PROXY STATEMENT IS DELIVERED, UPON ORAL OR WRITTEN REQUEST, WITHOUT CHARGE, DIRECTED TO ALFRED T. SAKER, ENTERPRISES SOLUTIONS, INC., 140 WOOD ROAD, SUITE 200, BRAINTREE, MASSACHUSETTS 02184, TELEPHONE NUMBER (781) 356-4387. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, SUCH REQUESTS SHOULD BE MADE BY JULY 31, 2000.

                                  OTHER MATTERS

         The Board of Directors knows of no other business that will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

         It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                          By Order of the Board of Directors,

                                                  /s/ ALFRED T. SAKER

Braintree, Massachusetts                              Alfred T. Saker,
July 18, 2000                                         Secretary

--------------------------------------------------------------------------------

                               THIS IS YOUR PROXY
                             YOUR VOTE IS IMPORTANT!

Dear Stockholder:

         We cordially invite you to attend a Special Meeting of Stockholders of Enterprises Solutions, Inc. to be held at the Boston-Dedham Hotel and Conference Center, 55 Ariadne Road, Junction I95 and Route 1A, Dedham, Massachusetts 02026, on Friday, August 11, 2000, at 10:00 A.M. (Local Time).

         Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-3.

--------------------------------------------------------------------------------

PROXY                                                                    PROXY

                           ENTERPRISES SOLUTIONS, INC.

             PROXY FOR SPECIAL MEETING TO BE HELD ON AUGUST 11, 2000 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Dr. John A. Solomon or Alfred T. Saker, or either of them, as proxies, each with the power to appoint his substitutes, to represent and to vote all the shares of common stock of Enterprises Solutions, Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Special Meeting of Stockholders to be held on August 11, 2000 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

         In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

         THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                        Special Meeting of Stockholders
                          ENTERPRISES SOLUTIONS, INC.

                                August 11, 2000

                 Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------
[X] Please mark your
    votes as indicated
    in this example.

1.  ELECTION OF DIRECTORS --                    For             Withhold
    Nominees:     John A. Solomon               [_]               [_]
                  Alfred T. Saker
                  Charles E. Bobbish



 For, except vote withheld from the following nominee(s)

 ---------------------------------------------------------

                                                For        Against     Abstain

2.  Proposal to amend the Company's             [_]          [_]         [_]
    Articles of Incorporation to increase
    the authorized shares of common stock
    from 25,000,000 to 100,000,000.


3.  Proposal to approve the Company's 2000      [_]          [_]         [_]
    Employee Stock Option Plan.


If you plan to attend the Special Meeting please mark this box.   [_]

Signature ______________________________________________________________________

Name (printed) _________________________________________________________________

Title __________________________________________________________________________

Dated:________________, 2000

         Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

EXHIBIT A


              Certificate of Amendment to Articles of Incorporation

                                       Of

                           Enterprises Solutions, Inc.

                 (After payment of capital or issuance of stock)


           John A. Solomon, President and Alfred T. Saker, Secretary, hereby certify that:

1. The original Articles were filed in the Office of the Secretary of State on September 16, 1987.

2. Stockholders holding a majority of the voting power approved this amendment at a Special Meeting of Stockholders held on August 11, 2000.

3. The corporation hereby adopts the following amendment to the Articles of Incorporation of this corporation:

     Paragraph A of Article IV is amended to read in its entirety as follows:


         A. Common Stock. The Corporation shall be authorized to issue one hundred million (100,000,000) shares of common stock having a par value of one mil ($.001) per share.


    No other changes to Article IV are effected by this amendment.




                                                   --------------------------
                                                   John A. Solomon, President



                                                   ---------------------------
                                                   Alfred T. Saker , Secretary

Dated this                day of August, 2000.

EXHIBIT B

                           ENTERPRISES SOLUTIONS, INC.
                         2000 EMPLOYEE STOCK OPTION PLAN


1.       Purpose

         The proper execution of the duties and responsibilities of the executives and key employees of Enterprises Solutions, Inc. (the "Corporation") and its Subsidiaries is a vital factor in the continued growth and success of the Corporation. Toward this end, it is necessary to attract and retain effective and capable individuals to assume positions that contribute materially to the successful operation of the business of the Corporation and its Subsidiaries. It will benefit the Corporation, therefore, to bind the interests of these persons more closely to its own interests by offering them an attractive opportunity to acquire a proprietary interest in the Corporation and thereby provide them with added incentive to remain in the service of the Corporation and its Subsidiaries and to increase the prosperity, growth, and earnings of the Corporation. This stock option plan is intended to serve these purposes.

2.       Definitions

         The following terms wherever used herein shall have the meanings set forth below.

         "Board of Directors" or "Board" shall mean the Board of Directors of the Corporation.

         "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

         "Committee" shall mean a committee to be appointed by the Board of Directors in accordance with Section 4(a) of the Plan.

         "Common Stock" shall mean the shares of common stock of the Corporation, including both the voting and non-voting classes of stock.

         "Corporation" shall mean Enterprises Solutions, Inc., a Nevada corporation.

         "Employee" shall mean a common law employee of the Corporation or a Parent or a Subsidiary.

         "Employment" means periods during which an Employee qualifies as an Employee.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" of the Common Stock on any date shall be (a) the average on that date of the high and low prices of a share of Common Stock on the principal national securities exchange on which shares of Common Stock of the same class are then trading, or, if shares were not traded on such date, then on the next preceding date on which a trade occurred; or (b) if Common Stock is not traded on a national securities exchange but is quoted on the National Association of Securities Dealers, Inc. Authorized Quotation System ("NASDAQ") or a successor quotation system, the last reported sale price on such date as reported by NASDAQ or such successor quotation system; or (c) if Common Stock is not traded on a national securities exchange and is not reported on NASDAQ or a successor quotation system, the closing bid price (or average of bid prices) last quoted on such date by an established quotation service for over-the-counter securities; or (d) if Common Stock is not traded on a national securities exchange, is not reported on NASDAQ or a successor quotation system and is not otherwise publicly traded on such date, the fair market value of a share of the same class of Common Stock as established by the Board of Directors or Committee acting in good faith and taking into consideration all factors which it deems appropriate, including, without limitation, the Corporation's net book value and recent sale or offer prices for the Common Stock in private arm's-length transactions. During periods when the Fair Market Value of a share of Common Stock cannot be determined under any of the methods specified in clauses (a), (b) and (c), above, the Board of Directors or Committee shall have the authority to establish the Fair Market Value of the Common Stock as of the beginning of (or periodically during) each fiscal year of the Corporation and to use such value for all transactions occurring thereafter within such fiscal year.

         "Immediate Family Member" shall mean each of (a) the children, step children or grandchildren of the Employee to whom the Option is granted, (b) the spouse or any parent of the Employee to whom the Option is granted, (c) any trust solely for the benefit of any such family members, and (iv) any partnership or other entity in which such family members are the only partners or other equity holders.

         "Incentive Stock Option" shall mean any Option granted pursuant to the Plan that is designated as an Incentive Stock Option and which satisfies the requirements of Section 422(b) of the Code.

         "Nonstatutory Stock Option" shall mean any Option granted pursuant to the Plan that is not an Incentive Stock Option.

         "Option" or "Stock Option" shall mean a right granted pursuant to the Plan to purchase shares of Common Stock, and shall include the terms "Incentive Stock Option" and "Nonstatutory Stock Option".

         "Optionee" shall mean an Employee who is granted an Option under this Plan.

         "Option Agreement" shall mean a written agreement representing Options granted pursuant to the Plan, as contemplated by Section 7 of the Plan.

         "Option Holder" means the Optionee or, if applicable, the person to whom the Optionee's rights under the Option Agreement shall have been validly transferred.

         "Parent" shall mean a "parent company" of the Corporation, whether now or hereafter existing, as defined in Section 424(e) of the Code.

         "Plan" shall mean the Enterprises Solutions, Inc. 2000 Employee Stock Option Plan as originally approved by the Board of Directors on June 29, 2000, as embodied in this document, and as the same may be amended from time to time.

         "Share" shall mean a share of the Common Stock of the Corporation that is subject to an Option, as adjusted in accordance with Section 9 of the Plan.

         "Subsidiary" shall mean a "subsidiary corporation" of Corporation or a Parent, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.       Effective Date of the Plan

         The Plan shall become effective upon stockholder approval pursuant to
Section 15 of the Plan, provided that such approval is received before the expiration of one year from the date the Plan is approved by the Board of Directors, and provided further that the Board of Directors may grant Options pursuant to the Plan prior to stockholder approval if such Options by their terms are contingent upon subsequent stockholder approval of the Plan.

4.       Administration

         (a)      Procedure.
                  ---------

                  (i) Administration With Respect to Directors and Officers. With respect to grants of Options to Employees who are also officers or directors of the Corporation, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

                  (ii) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

                  (iii) Administration With Respect to Other Employees. With respect to grants of Options to Employees who are neither directors nor officers of the Corporation, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of Nevada corporate and securities laws and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

         (b) Powers of the Board. Subject to the provisions of the Plan, the Board (or the Committee) shall have the authority, in its discretion: (i) to grant Incentive Stock Options or Nonstatutory Stock Options; (ii) to determine, upon review of relevant information the fair market value of the Common Stock in each class; (iii) to determine the exercise price per Share of Options to be granted, which exercise price shall be determined in accordance with Section 7(b) of the Plan; (iv) to determine the regular, full-time Employees to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the rules and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option; (viii) to accelerate or defer (with the consent of the Option Holder) the exercise date of any Option, consistent with the provisions of Section 7 of the Plan; (ix) to authorize any person to execute on behalf of the Corporation any instrument required to effectuate the grant of an Option previously granted by the Board or Committee; and (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

         (c) Effect of Board's Decision. All decisions, determinations and interpretations of the Board (or the Committee designated by the Board to administer the Plan) shall be final and binding on all Optionees and Option Holders of any Options granted under the Plan.

5.       Participation in the Plan

         (a) Participation in the Plan shall be limited to those Employees (1) who are designated for payroll purposes as full-time, permanent employees of the Corporation and any Parents or Subsidiary and (2) who shall be designated by the Committee and approved by the Board of Directors as participants in the Plan. The Plan shall not confer upon any Optionee any right with respect to continuation of Employment, nor shall it interfere in any way with his or her right or the Corporation's right to terminate his or her employment at any time, with or without cause.

         (b) No member of the Board of Directors who is not also an Employee shall be eligible to participate in the Plan.


6.       Stock Subject to the Plan

         (a) Subject to Section 9 of the Plan, there shall be reserved for the granting of Options pursuant to the Plan and for issuance and sale pursuant to such Options Two Million Five Hundred Thousand (2,500,000) Shares of voting Common Stock, par value $.001 per share. To determine the number of Shares of either the voting or non-voting class of Common Stock that is available at any time for the granting of Options, there shall be deducted from the total number of reserved shares of that class of Common Stock, the number of shares of that class of Common Stock in respect of which Options have been granted pursuant to the Plan that are still outstanding or have been exercised. The Shares of Common Stock to be issued upon the exercise of Options granted pursuant to the Plan shall be made available from the authorized but unissued shares of Common Stock or reacquired Common Stock. If for any reason Shares of Common Stock as to which an Option has been granted cease to be subject to purchase thereunder, then such Shares of Common Stock again shall (unless the Plan shall have been terminated) be available for issuance pursuant to the exercise of Options pursuant to the Plan. Notwithstanding any other provision of the Plan, Shares issued under the Plan and later repurchased by the Corporation shall not become available for future grant or sale under the Plan.

         (b) Proceeds from the purchase of shares of Common Stock upon the exercise of Options granted pursuant to the Plan shall be used for the general business purposes of the Corporation.

7.       Terms and Conditions of Options

         (a) Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options and may be for the purchase of either voting or non-voting Common Stock, all as determined by the Board of Directors or Committee at its discretion and as designated in the terms of the Option Agreement. However, notwithstanding such designations, to the extent that the aggregate fair market value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Corporation) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of the prior sentence, Options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

         (b) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board of Directors or Committee at the time of the grant, but shall be subject to the following:

                  (i)      In the case of an Incentive Stock Option:

                           (A) which is granted to an Employee who, at the time
of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Corporation or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                           (B) which is granted to any other Employee, the per
Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

                  (ii)     In the case of Nonstatutory Stock Option

                           (A) which is granted to a person who, at the time of
the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Corporation or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of the grant.

                           (B) granted to any other person, the per Share
exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

                  For purposes of this Section 7(b), in the event that an Option is amended to reduce the exercise price, the date of grant of such Option shall thereafter be considered to be the date of such amendment.

                  If the Board of Directors or Committee does not establish a specific exercise price per share at the time of grant, the exercise price per share shall be equal to the Fair Market Value of a share of Common Stock on the date of grant of the Options.

         (c) Each Option, subject to the other limitations set forth in the Plan, may extend for a period of up to but not exceeding 10 years from the date on which it is granted. The term of each Option shall be determined by the Board of Directors or Committee at the time of grant of the Option and specified in the Option Agreement, provided that if no term is specified by the Board or Committee the term of the Option shall be the maximum term permitted under this Section measured from the date on which it is granted. Notwithstanding anything to the contrary, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Corporation or any Parent or Subsidiary, (a) if the Option is an Incentive Stock Option, the term of the

Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Incentive Stock Option Agreement, or (b) if the Option is a Nonstatutory Stock Option, the term of the Option shall be five (5) years and one (1) day from the date of grant thereof or such shorter term as may be provided in the Nonstatutory Stock Option Agreement.

         (d) The Board of Directors or Committee may provide in the Option Agreement that the right to exercise each Option for the number of shares subject to each Option shall vest in the Optionee over such period of time as the Board or Committee, in its discretion, shall determine for each Optionee.

         (e) Options shall be nontransferable and nonassignable and may not be sold, pledged, assigned, hypothecated, transferred, or disposed in any manner, except that (1) Options may be transferred by testamentary instrument or by the laws of descent and distribution, and (2) subject to the terms and conditions of the Option Agreement or any other terms and conditions imposed by the Board of Directors or Committee from time to time, Options may be transferred in accordance with Section 7(l) of the Plan if the applicable Option Agreement or other action of the Board or Committee expressly provides that the Options are transferable.

         (f) Upon voluntary or involuntary termination of an Optionee's active Employment for any reason (including disability), his Option and all rights thereunder shall terminate effective at the close of business on the date the Optionee ceases to be an active, regular employee of the Corporation or any of its subsidiaries, except (1) to the extent previously exercised and (2) as provided in Sections 7 (g), (h), (i) and (j) of the Plan.

         (g) In the event an Optionee takes a leave of absence from the Corporation or any Parent or Subsidiary for personal reasons or as a result of entry into the armed forces of the United States, or any of the departments or agencies of the United States government, the Committee may consider his or her case and may take such action in respect of the related Option Agreement as it may deem appropriate under the circumstances in its absolute discretion, including accelerating the time previously-granted Options may be exercised and extending the time following the Optionee's termination of Employment during which the Option Holder is entitled to purchase the Shares of Common Stock subject to such Options, provided that in no event may any Option be exercised after the expiration of the term of the Option or more than ninety (90) days after the Optionee's termination of Employment.

         (h) If an Optionee's Employment terminates as a result of his or her total and permanent disability (as defined in Section 22(e)(3) of the Code), the Option Holder may exercise his or her Option within no more than the twelve (12) month period beginning on the date of his or her termination of Employment (to the extent the Option Holder was entitled to exercise the Option at the date of the Optionee's termination of Employment and provided that in no event may any Option be exercised after the expiration of the term of the Option), after which the Option shall lapse.

         (i) If an Optionee dies during the term of his or her Option without the Option having been fully exercised, the executor or administrator of the Optionee's estate or the person who inherits the right to exercise the Option by bequest or inheritance shall have the right within one (1) year of the Optionee's death to purchase the number of Shares of Common Stock that the deceased Optionee was entitled to purchase at the date of death, after which the Option shall lapse, provided that in no event may any Option be exercised after the expiration of the term of the Option.

         (j) If an Optionee terminates employment without having fully exercised the Option due to the Optionee's retirement at or after age 60 and with the consent of the Corporation, then the Option Holder shall have the right within ninety (90) days of the Optionee's termination of Employment to purchase the number of shares of Common Stock that the Option Holder was entitled to purchase at the date of termination of the Optionee's Employment, after which the Option shall lapse, provided that in no event may any Option be exercised after the expiration of the term of the Option. The Board of Directors or Committee may cancel an Option during the ninety day period referred to in this paragraph, if the Optionee engages in employment or activities contrary, in the opinion of the Board or Committee, to the best interests of the Corporation. The Board or Committee shall determine in each case whether a termination of Employment shall be considered a retirement with the consent of the Corporation, and, subject to applicable law, whether a leave of absence shall constitute a termination of Employment. Any such determination of the Board or Committee shall be final and conclusive, unless the Committee is overruled by the Board.

         (k) The granting of an Option pursuant to the Plan shall not constitute or be evidence of any agreement or understanding, express or implied, on the part of the Corporation or any of its subsidiaries to retain or employ the Optionee for any specified period.

         (l) The Board of Directors or Committee may provide, in the original grant of a Nonqualified Stock Option or in an amendment or supplement to a previous grant, that some or all of the Nonqualified Stock Options granted under the Plan are transferable by the Optionee to an Immediate Family Member of the Optionee, provided that (i) the Option Agreement, as it may be amended from time to time, expressly so provides or the Board or Committee otherwise designates the Option as transferable, (ii) the transfer by the Optionee is a bona fide gift without consideration, (iii) the transfer is irrevocable, (iv) the Optionee and any such transferee provides such documentation or other information concerning the transfer or the transferee as the Board of Directors or Committee or any Employee of the Corporation acting on behalf of the Board or Committee may from time to time request, and (v) the Optionee or the Option Holder complies with all of the terms and conditions (including, without limitation, any further restrictions or limitations) included in the Option Agreement. Any Nonqualified Stock Option transferred in accordance with the terms and conditions provided in this Section 7(l) shall continue to be subject to the same terms and conditions that were applicable to such Nonqualified Stock Option prior to the transfer. Notwithstanding any other provisions of the Plan, the Corporation shall not be required to honor any exercise by an Immediate Family Member of an Option transferred in accordance with the terms and conditions provided in this Section 7(l) unless and until payment or provision for payment of any applicable withholding taxes has been made.

         (m) In addition to the general terms and conditions set forth in this Paragraph 7 in respect of Options granted pursuant to the Plan, Incentive Stock Options granted pursuant to the Plan shall be subject to the following additional terms and conditions:

                           (i) "Incentive Stock Options" shall be granted only
                  to individuals who, at the date of grant of the Option, are regular, full-time Employees of the Corporation or any Parent or Subsidiary;

                           (ii) No Employee who owns beneficially more than 10%
                  of the total combined voting power of all classes of stock of the Corporation shall be eligible to be granted an "Incentive Stock Option", unless the exercise price per Share is at least 110% of the Fair Market Value of the Common Stock subject to the Option on the date of grant of the Option and the Option, by its terms, is not exercisable after the expiration of five years from the date the Option is granted.

                                    (iii) To the extent that the aggregate fair
                  market value (determined at the time the Option is granted) of the shares of Common Stock in respect of which an Option is exercisable for the first time by the Optionee during any calendar year (and taking into account all "incentive stock option" plans of the Corporation and its subsidiaries) exceeds $100,000, that number of whole shares for which an Option issued hereunder is exercisable with an aggregate fair market value in excess of this $100,000 limit shall not be treated as having been granted under an "incentive stock option"; and

                                    (iv) Any other terms and conditions
                  specified by the Committee that are not inconsistent with the Plan, except that such terms and conditions must be consistent with the requirements for "incentive stock options" under
                  Section 422 of the Code.

8.       Methods of Exercise of Options

         (a) An Optionee (or other Option Holder, if any, entitled to exercise an Option hereunder) desiring to exercise an Option granted pursuant to the Plan as to all or part of the Shares of Common Stock covered by the Option shall (i) notify the Corporation in writing at its principal office to that effect, specifying the number of Shares of Common Stock to be purchased and the method of payment therefor, and (ii) make payment or provision for payment for the shares of Common Stock so purchased in accordance with this Paragraph 8. Such written notice may be given by means of a facsimile transmission. If a facsimile transmission is used, the Option Holder should mail the original executed copy of the written notice to the Corporation promptly thereafter. An Option may not be exercised for as fraction of a share of Common Stock.

         (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board of Directors and may consist entirely of cash, check, promissory note, other shares of Common Stock which (i) either have been owned by the Option Holder for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Corporation, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment for the issuance of Shares to the extent permitted under the laws of Nevada. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Corporation.

         (c) An Option shall be deemed to be exercised when written notice of such exercise has been given to the Corporation in accordance with the terms of the Option by the Option Holder and full payment for the Shares with respect to which the Option is exercised has been received by the Corporation. Full payment may, as authorized by the Board of Directors, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Corporation or of a duly authorized transfer agent of the Corporation) of the stock certificate evidencing such Shares, no right to vote (in the case of voting stock) or receive dividends or any other rights as a shareholder shall exist with respect to the optioned Shares, notwithstanding the exercise of the Option. The Corporation shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. In the event that the exercise of an Option is treated in part as the exercise of a Nonstatutory Stock Option, the Corporation shall issue a separate stock certificate evidencing the Shares of each class treated as acquired upon exercise of an Incentive Stock Option and a separate stock certificate evidencing the Shares of each class treated as acquired upon exercise of a Nonstatutory Stock Option, and shall identify each such certificate accordingly in its stock transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 9 of the Plan.

          (d) An Option Holder at any time may elect in writing to abandon an Option in respect of all or part of the number of Shares of Common Stock as to which the Option shall not have been exercised.

         (e) Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

9.       Adjustments Upon Changes in Capitalization or Merger

         Subject to any required action by the shareholders of the Corporation, the number of Shares of Common Stock covered by each outstanding Option, and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Corporation; provided, however, that conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board of Directors, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option.

         In the event of the proposed dissolution, liquidation or sale of all or substantially all of the assets of the Corporation, the Board shall notify the Optionee or other Option Holder at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of the merger of the Corporation with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless such successor corporation does not agree to assume the Option or to substitute an equivalent option, in which case the Board shall, in lieu of such assumption or substitution, provide for the Option Holder to have the right to exercise the Option as to all of the optioned Shares, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee or other Option Holder that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.


10.      Time of Granting Options

         The date of grant of an Option shall, for all purposes, be the date on which the Board of Directors or Committee makes the determination granting such Option. Notice of the determination shall be given to each Optionee within a reasonable time after the date of such grant.

11.      Amendments and Discontinuance of the Plan

         (a) The Board of Directors shall have the right at any time and from time to time to amend, modify, or discontinue the Plan in such respects as the Board may deem advisable; provided that, unless approved by the Corporation's shareholders in accordance with Section 15, no such amendment, modification, or discontinuance of the Plan shall (i) revoke or alter the terms of any valid

Option previously granted pursuant to the Plan, (ii) increase the number of shares of Common Stock to be reserved for issuance and sale pursuant to Options granted pursuant to the Plan, (iii) change the maximum aggregate number of shares of Common Stock that may be issued upon the exercise of Options granted pursuant to the Plan to any single individual, (iv) decrease the price determined pursuant to the provisions of Section 7(b), (v) change the class of persons to whom Options may be granted pursuant to the Plan, (vi) provide for Options exercisable more than 10 years after the date granted, (vii) if the Corporation has a class of equity securities registered under Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants under the Plan.

         (b) Shareholder Approval. If any amendment requiring shareholder approval under Section 15(a) of the Plan is made at a time when any class of equity securities by the Corporation is registered under Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in
Section 15 of the Plan.

         (c) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee or other Option Holder and the Board of Directors, which agreement must be in writing and signed by the Option Holder and the Corporation.

12.      Plan Subject to Governmental Laws and Regulations

         The Plan and the grant and exercise of Options pursuant to the Plan shall be subject to all applicable governmental laws and regulations. Notwithstanding any other provision of the Plan to the contrary, the Board of Directors may in its sole and absolute discretion make such changes in the Plan as may be required to conform the Plan to such laws and regulations. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance.

         As a condition to the exercise of an Option, the Corporation may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Corporation, such a representation is required by any of the aforementioned relevant provisions of law.

13.      Reservation of Shares

         The Corporation, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         The inability of the Corporation to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Corporation's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Corporation of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

14.      Option Agreement

         Options shall be evidenced by written option agreements in such form as the Committee shall determine from time to time.

15.      Shareholder Approval

         (a) Continuance of the Plan shall be subject to approval by the shareholders of the Corporation within twelve (12) months before or after the date the Plan is adopted.

         (b) The required approval of the shareholders of the Corporation shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

16.      Information to Optionees

         The Company shall provide to each Option Holder, during the period for which such Option Holder has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Corporation. The Corporation shall not be required to provide such information if the issuance of Options under the Plan is limited to Senior Executive Officers whose duties in connection with the Corporation assure their access to equivalent information.

17.      Term of Plan

         The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Corporation as described in Section 15 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

                           ENTERPRISES SOLUTIONS, INC.

                        INCENTIVE STOCK OPTION AGREEMENT



         Enterprises Solutions, Inc., a Nevada corporation (the "Corporation"), has granted to _____________________________ (the "Optionee"), an option (the
"Option") to purchase a total of ____________ shares of Common Stock (the "Shares"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Enterprises Solutions, Inc. 2000 Employee Stock Option Plan (the "Plan") adopted by the Corporation, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings herein.

         1. Nature of the Option. This Option is intended by the Corporation and the Optionee to be an Incentive Stock Option that is subject to Section 422 of the Code and Section 7(m) of the Plan.

         2. Exercise Price. The exercise price is $_______ for each share of Common Stock.

         3. Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 8 of the Plan as follows:

            (i)  Vesting and Right to Exercise.

                 (a) Subject to subsections 3(i)(b), (c) and (d) below, the right to purchase the Shares subject to this Option shall vest and become exercisable cumulatively, as follows:

                                                         Number of Shares
                  Date                                   Becoming Exercisable
                  ----                                   --------------------

One year after the Date of Grant                              ___________

Two years after the Date of Grant                             ___________

Three years after the Date of Grant                           ___________

Four years after the Date of Grant                            ___________

Five years after the Date of Grant                            ___________

Six years after the Date of Grant                             ___________

Seven years after the Date of Grant                           ___________

Eight years after the Date of Grant                           ___________

Nine years after the Date of Grant                            ___________

Ten years after the Date of Grant                             ___________

The right to purchase Shares pursuant to this Option shall be permanently forfeited upon the Optionee's termination of Employment under the terms of the Plan, except to the extent that such right is vested under this Section 3(a).

                  (b) This Option may not be exercised for a fraction of a share.

                  (c) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 7, 8 and 9 below.

                  (d) Under no circumstances shall this Option be exercised more than ten (10) years from the date of its grant and in no event may this Option be exercised after the date of expiration of the term of this Option as set forth in Section 11 below.

                           (ii) Method of Exercise. This Option shall be
exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Corporation pursuant to the provisions of the Plan. Such written notice shall be signed by the Option Holder and shall be delivered in person or by certified mail to the Secretary of the Corporation. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed exercised upon receipt by the Corporation of such written notice accompanied by the exercise price and a Restricted Stock Purchase Agreement in the form attached as Exhibit A and validly executed by the Option Holder.

                  No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Option Holder on the date on which the Option is exercised with respect to such Shares.

         4. Option Holder's Representations. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Option Holder shall, concurrently with the exercise of all or any portion of this Option, deliver to the Corporation his or her Investment Representation Statement in the form attached hereto as Exhibit B.

         5. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Committee:

                  (i)      cash;

                  (ii)     check;

                  (iii) delivery of a promissory note (the "Note") of Option Holder in the amount of the exercise price together with the execution and delivery by the Option Holder of the Security Agreement attached hereto as Exhibit C; the Note shall be in the form attached hereto as Exhibit D, shall contain the terms and be payable as set forth therein, shall bear interest at a rate (compounded semiannually) not less than the rate required to ensure that there will be no "unstated interest" with respect to the purchase of shares under this Option, pursuant to the applicable provisions of the Code and the regulations in effect thereunder at the time of such purchase, and shall be secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement; or

                  (iv) surrender of other shares of Common Stock of the Corporation which (A) either have been owned by the Option Holder for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Corporation and (B) have a Fair Market Value on the date of surrender equal to the exercise price of the Shares as to which the Option is being exercised.

         6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Corporation, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Corporation may require Option Holder to make any representation and warranty to the Corporation as may be required by any applicable law or regulation.

         7. Involutary Termination of Status as an Employee (Other Than For Just Cause). In the event of termination by the Corporation of Optionee's Employment for reasons other than "Just Cause", as defined in Schedule I, the Option Holder may, but only within three (3) months after the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent that the Option Holder was entitled to exercise it at the date of such termination. To the extent that the Option Holder was not entitled to exercise this Option at the date of such termination, or if the Option Holder does not exercise this Option within the time specified herein, the Option shall terminate.

         8. Death or Disability of Optionee. Notwithstanding anything to the contrary, in the event of termination of Optionee's Employment as a result of the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code), the Option Holder may, but only within twelve (12) months from the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent the Option Holder was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if the Option Holder does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

         9. Voluntary Termination or Termination for Just Cause. In the event of termination by the Corporation of Optionee's Employment for "Just Cause", as defined in Schedule II, or voluntary termination by the Optionee of the Optionee's Employment, all rights under this Option Agreement shall be forfeited to the extent they have not been exercised at the date of such termination of Employment

                  10. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         11. Term of Option. This Option may not be exercised more than ten (10) years (five (5) years if Optionee owns, immediately before the Option is granted, stock representing more than 10 percent of the total combined voting power of all classes of stock of the Corporation or of any Parent or Subsidiary) from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

         12. Early Disposition of Stock. Option Holder understands that if he or she disposes of any Shares received under this Option within two (2) years after the date of this Agreement or within one (1) year after such Shares were transferred to him or her, the Option Holder will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally measured by the difference between the price paid for the Shares and the lower of the fair market value of the Shares at the date of the exercise or the Fair Market Value of the Shares at the date of disposition. The amount of such ordinary income may be measured differently if Optionee is an officer, director or 10% shareholder of the Corporation, or if the Shares were subject to a substantial risk of forfeiture at the time they were transferred to Optionee. Option Holder hereby agrees to notify the Corporation in writing within 30 days after the date of any such disposition. Optionee understands that if he or she disposes of such Shares at any time after the expiration of such two-year and one-year holding periods, any gain on such sale will be taxed as long-term capital gain.


         DATE OF GRANT:
                                          Enterprises Solutions, Inc., a Nevada
                                          corporation


                                                 By:___________________________

                                                 Title:________________________

                                   SCHEDULE I


                  "Just Cause" shall mean (i) the willful and continued failure of the Optionee to substantially perform his duties with the Corporation other than any such failure resulting from his incapacity due to death or physical or mental illness after a written demand for substantial performance is delivered to the Optionee by the Board of Directors of the Corporation, which demand specifically identifies the manner in which the Board of Directors believes that the Optionee has not substantially performed his duties, or (ii) the willful engaging by the Optionee in conduct which is demonstrably and materially injurious to the Corporation, monetarily or otherwise. For purpose of this
Schedule I, no act or failure to act by the Optionee shall be deemed "willful" unless done, or omitted to be done, by the Optionee not in good faith and without reasonable belief that his action or omission was in the best interest of the Corporation. Notwithstanding the foregoing, Optionee shall not be deemed to have been terminated for Just Cause unless and until there shall have been delivered to Optionee a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board of Directors of the Corporation at a meeting called and held for such purpose (after reasonable notice to Optionee and an opportunity for him, together with his counsel, to be heard before the Board of Directors) finding in the good faith opinion of the Board of Directors that Optionee was guilty of conduct set forth in this Schedule I and specifying the particulars thereof in detail.







         OPTION HOLDER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTION HOLDER FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S 2000 EMPLOYEE STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTION HOLDER ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS RIGHT OR THE COMPANY'S RIGHT TO TERMINATE HIS EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

         Option Holder acknowledges receipt of a copy of the Plan and certain information related thereto and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Option Holder has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Option Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan. Option Holder further agrees to notify the Corporation upon any change in the residence address indicated below.

Dated:
      -------------------


                                  ------------------------------------------
                                           Option Holder

                                           Residence Address:

                                  ------------------------------------------



                                  ------------------------------------------

                                    APPENDIX
                                    --------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 AMENDMENT NO. 2

                                       TO


                                   FORM 10-KSB

[x] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
    OF 1934

                   For the fiscal year ended December 31, 1999

[ ] TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
    OF 1934




                           ENTERPRISES SOLUTIONS, INC.
                 ----------------------------------------------
                 (Name of small business issuer in its Charter)


           Nevada                                         88-0232148
------------------------------------                 -------------------
(State or other jurisdiction of                       (I.R.S. Employer
Incorporation or organization)                       Identification No.)



140 Wood Road, Suite 200, Braintree, Massachusetts           02184
--------------------------------------------------        ----------
    (Address of principal executive offices)              (Zip Code)


                     Issuer's telephone number: 781-356-4387




         Securities registered under Section 12(b) of the Exchange Act:

                                      NONE

         Securities registered under Section 12(g) of the Exchange Act:

                     COMMON STOCK, PAR VALUE $.001 PER SHARE

                                (Title of Class)

         Check whether the issuer (1) filed all reports required to be filed by
Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
Yes __X__  No ____

         Check if there is no disclosure of delinquent filers in response to
Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [X]

The issuer had no revenues for the fiscal year ended December 31, 1999.

As of July 3, 2000, there were 4,724,282 shares of Common Stock outstanding. The Common Stock has not traded on the OTC Bulletin Board since March 30, 2000.

                       DOCUMENTS INCORPORATED BY REFERENCE

                                      None.

                           FORWARD LOOKING STATEMENTS

This document includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements are based on the Company's current expectations as to future events. In the light of the uncertainties in the potential markets for the Company's planned products, the forward-looking events and circumstances discussed in this document might not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.


                                     PART I

ITEM 1.  DESCRIPTION OF BUSINESS

GENERAL

         Enterprises Solutions, Inc., a Nevada corporation (the "Company"), was incorporated on September 16, 1987 under the name of Sedgewicke Business Alliance, Inc. On December 21, 1994, the Company changed its name to American Casinos International, Inc. ("ACII") and from that time focused its operations on the gaming industry. In particular, ACII operated a casino in Venezuela. In mid-1997, the Venezuelan government effectively shut down all casinos pending relicensing under a much changed and restrictive law. Although the new law had not yet been interpreted or clearly defined as to how it would ultimately be implemented, ACII's casino could not reopen as it had previously operated.

         In August, 1998, the Company capitalized $779,897 in shareholder loans and accrued payroll expenses. The shareholders to whom the loan and payroll were owed sold their shares to new investors and were allowed to keep the gaming equipment in Venezuela as compensation for any and all liabilities associated with the discontinued gaming operations. The Company also terminated a certain licensing agreement and the rights to offer Internet bingo and casino games, which the Company no longer considered part of its corporate business focus.

         On September 1, 1999, the Company changed its name to Enterprises Solutions, Inc. and, after being introduced to the merits of an engineering plan to provide security products and a bondable (insurable) architecture for the Internet, began to focus its endeavors on developing a suite of products and solutions for Internet security.

Recent Developments

Securities and Exchange Commission Proceedings

         Suspension in Trading of Common Stock. On March 30, 2000, the Securities and Exchange Commission ("Commission") announced the temporary suspension, pursuant to Section 12(k) of the Securities Exchange Act of 1934 (the "Exchange Act"), of trading of the Common Stock of the Company at 9:30 a.m. on March 30, 2000 and terminating at 11:59 p.m. on April 12, 2000. The Commission announced that it temporarily suspended trading in the securities of the Company because of questions concerning the accuracy and completeness of assertions made by the Company in its filings with the Commission, in its recent press releases, and on its Internet website, including questions about the identity of persons in control of the operations and management of the Company. The Commission cautioned broker-dealers, shareholders, and prospective purchasers that they should carefully consider the foregoing information along with all other currently available information and any information subsequently issued by the Company. Further, the Commisssion advised that brokers and dealers should be alert to the fact that, pursuant to Rule 15c2-11 under the Exchange Act, at the termination of the trading suspension, no quotation may be entered unless and until they have strictly complied with all of the provisions of the rule. If any broker or dealer has any questions as to whether or not he has complied with the rule, he should not enter any quotation but immediately contact the staff of the Commission in Washington, D.C. If any broker or dealer is uncertain as to what is required by Rule 15c2-11, he should refrain from entering quotations relating to Enterprises Solutions, Inc. securities until such time as he has familiarized himself with the rule and is certain that all of its provisions have been met. If any broker or dealer enters any quotation that is in violation of the rule, the Commission stated that it would consider the need for prompt enforcement action.

         Court Filing for Temporary Restraining Order and Other Relief. On April 6, 2000, the Commission filed in the U.S. District Court for the Southern District of New York (1) a motion for Temporary Restraining Order, Order to Show Cause and Orders Granting Other Relief against the Company and Herbert S. Cannon, Defendants; (2) a Verified Complaint against the Company, Herbert S. Cannon and John A. Solomon, Defendants, and Rowen House Ltd. and Montville Ltd., Relief Defendants; and (3) and an Ex Parte Application For Order Freezing Assets, Order To Show Cause Re Preliminary Injunction and Other Relief against the Company, Herbert S. Cannon, Rowen House, Ltd. and Montville, Ltd.

         The Commission's application for Temporary Restraining Order requests a Court order (i) freezing certain assets of relief defendants, Rowen House, Ltd and Montville, Ltd., (ii) requiring these relief defendants to show cause why preliminary injunctive relief should not be entered, and (iii) enjoining all defendants and relief defendants from destroying evidence. As to the Commission's application to freeze assets of the relief defendants, it requested an immediate freeze, with specified provisos, on (i) all monies held in any account name maintained at the brokerage firm of Wall Street Equities, in the name of, for the benefit of, or over which account authority is held by relief defendants Rowen House, Ltd. and Montville, Ltd., to the extent such funds represent the proceeds from the sale of shares of stock of the Company, and (ii) any shares of the Company's Stock contained in such account. The Commission also applied for expedited discovery for an order that all defendants and relief defendants, and specified persons associated with them, be restrained and enjoined from destroying, mutilating, concealing, altering, or disposing of, in any manner, an document (as defined in the Commission's application). The Court granted the Commission's application for the above Temporary Restraining Order on April 6, 2000.

         The Commission's Verified Complaint alleged securities fraud in violation of the Exchange Act Section 10(b) and Rule 10b-5 promulgated thereunder and requested relief enjoining the Company, Herbert S. Cannon and John A. Solomon from violating the Exchange Act, the aforementioned Section 10(b) and Rule 10b-5; ordering Herbert S. Cannon to account for and disgorge, with interest, all profits he has realized from any sales of the Company's Common Stock, including sales through brokerage firms over which he had any direct or indirect control, including those of relief defendants, Rowen House, Ltd. and Montville, Ltd.; imposing a constructive trust upon any and all proceeds from the Company's Common Stock sales being held in the brokerage accounts of relief defendants Rowen House, Ltd. and Montville, Ltd.; and ordering Herbert S. Cannon and John A. Solomon to pay appropriate civil penalties.

         The Commission's Ex Parte Aplication for Order Freezing Assets, Order To Show Cause Re Preliminary Injunction and Other Relief supports its application for an ex parte order (i) freezing certain assets of the relief defendants Rowen House, Ltd. and Montville, Ltd., (ii) requiring these relief defendants to show cause why preliminary injunctive relief should not be entered, (iii) requiring these relief defendants to each provide certain asset identifying information, and (iv) enjoining all defendants and relief defendants from destroying evidence.

         On April 12, 2000, the Commission and the Company reached an agreement concerning the Temporary Restraining Order. The Commission agreed not to ask the Court to extend the prohibitions placed on the Company on April 6, 2000. In return, the Company has agreed that it will not destroy any document as that term is defined in the April 6, 2000 Temporary Restraining Order. The agreement reached with the Company applies also to the relief sought against John A. Solomon, the Company's President and CEO.

         Since the April 6, 2000 hearing, additional hearings were held by the Court on April 14, 2000 and April 24, 2000, for the purpose of continuing the temporary restraining order imposed against the relief defendants, Rowen House, Ltd. and Montville, Ltd. Pursuant to the agreement reached with the Commission, however, Enterprises Solutions, Inc. and John A. Solomon were not affected by those hearings or the restraining order issued against the relief defendants. The order entered by the Court on May 1, 2000 imposes a preliminary injunction only against relief defendants, Rowen House, Ltd. and Montville, Ltd.

         The Company and John A. Solomon have filed answers to the Commission's verified complaint. Both the Company and Mr. Solomon deny the Commission's allegations. Defendant Herbert Cannon has filed a motion to dismiss and a memorandum in which he denies the Commission's allegations. The Court granted Mr. Cannon's motion to dismiss with leave for the Commission to refile. The parties are pursuing discovery at this time, and expect that a trial could be scheduled by September 2000.

         The Company is working actively to attempt to settle the above proceedings with the Commission.

Termination of Teaming Agreement with Gemini Computers, Incorporated

         On April 10, 2000, Gemini Computers, Incorporated ("Gemini") advised the Company that, given the above-described actions by the Commission, it was terminating the Teaming Agreement in effect between the parties effective immediately and it had no intent to move forward with any transaction involving the acquisition of Gemini by the Company.

Offshore Financing

         On April 2, 2000, the Company executed a Deed Poll under the laws of Switzerland in favor of the holders of notes issued pursuant thereto (the "Deed Poll"). Upon application of Waltrag A.G., in exchange for a purchase price of $5,000,000, the Company issued to Waltrag A.G., the initial holder, $5,000,000 principal amount of its Convertible Notes pursuant to the Deed Poll (the "Notes", such term to include the additional note issued as described below). As set forth in the Deed Poll, each Note is in registered form and in the minimum denomination of $250,000 each, bearing a coupon interest rate of 10% nominal interest per annum, payable monthly in arrears, and maturing April 2, 2001. The Notes are convertible at the option of the holder into Common Stock of the Company, on or before April 2, 2001, at a conversion price of 90% of the 22 day moving average price of the Company's Common Stock, backdated from the time of the conversion request. The Company received payment of the $5,000,000 purchase price for the above Notes on April 4, 2000.

         In connection with the issuance of the Notes, as a commission without payment of additional consideration, Waltrag A.G. was also issued an additional
Note in the principal amount of $250,000, the terms of which Note are the same as those of the $5,000,000 principal amount of Notes referred to above, and warrants to purchase 50,000 shares of Common Stock of the Company on or before April 2, 2003, exercisable at a price equal to 120% of the conversion price of the Notes calculated as of April 2, 2000.

         Under the Deed Poll, the holder(s) of the Notes and Warrants have piggyback registration rights for the underlying shares of Common Stock with respect to any registration statement under the Securities Act of 1933 filed by the Company at any time. The Company has no right to redeem any of the Notes prior to their maturity date of April 2, 2001. The holder of Notes may, within 28 days of first becoming entitled to voting shares of the Company such that any further aquisition of voting shares by the holder, require the Company within a 21 day period to redeem the outstanding Notes. The holder of the Notes has the express right to demand the redemption of its Notes.

         The Company is not restricted in future financings by the provisions of the Deed Poll.

         The Deed Poll provides for a minimum subscription price by an applicant of $100,000. Each holder of notes issued pursuant to the Deed Poll has the benefit of, and is entitled to enforce the Deed Poll, whether or not such holder is or is not a party to the Deed Poll. The Company agreed to establish and maintain in New York, N.Y., a Register of the holders of notes issued pursuant to the Deed Poll, and to determine amounts, if any, of withholding tax applicable to any payment in respect to a note.

Description of Business

         The Company's business is in the developmental stage. The Company has one product under development that it is currently offering, its ESIGuard, a secure virtual private network ("VPN") guard, which would provide a node to node domain separating, gateway router. The defining characteristics of this premier guard would be its ability to provide strong domain separation of communication channels based upon an independently evaluated, high assurance multi-level secure ("MLS") security kernel.

The Company's objective is to address what it perceives to be a lack of security in the Internet applications by developing and providing high assurance security computer networks and related products and services. Based upon its research, the Company believes that none of the computer systems and software currently being used for Internet transactions is adequately secure to business levels of assurance. Based on independent, trusted third party assessment of the security properties of its technology, the Company anticipates that its products will afford the high assurance security levels necessary to support liability bonding by business insurance carriers, and therefore provide the basis for growth in electronic commerce over the Internet, particularly in Business-to-Business
(B2B) transactions, and enable Internet E-Commerce to reach critical mass.

The Company's management believes that the demand for trusted network systems and products has grown significantly in recent years due to the dramatic increase in the use of the Internet for electronic business transactions, and its demonstrated vulnerability to attacks, evident by increasing incidents of break-ins. Further, the Company management believes that, while the current arsenal of security products may provide adequate defenses against specific known vulnerabilities, improving the basic integrity of the network platforms (workstations and servers) provides a more comprehensive and effective approach to network security against all forms of attacks. To this end, the Company's product line will concentrate on establishing high assurance platforms, or enhancing of existing platforms, specifically workstations, such that high levels of assurance in the security of the networking foundations can be established, and the integrity of the composed networks sustained. By establishing secure network foundations with verifiable security properties, the Company believes that it can enable liability management for eBusiness over the Internet.

        The Company sees three potential market segments which it expects will be interested in purchasing its trusted network products and related services: infrastructure providers, corporate consumers and governments. The three main product areas which the Company plans to offer to these segments are: (1) bondable hardware/software products that provide enhancements that extend the basic platform architecture for a secure network infrastructure; (2) layered software applications and network services built upon secure server platforms; and (3) support for consulting and integrator services which provide hosted services offered to customers.

         The Company has commenced initial planning and development of a network security architecture, which it plans to market under the Bondable Network Architecture (BNA) product designation. The Company intends that this planned family of trusted network server appliances and secure client workstations based on its technology, would transparently integrate into the existing Internet environment without modification either to the basic user applications or the prevailing workstation environment. The Company's planned product line would support bondable networks satisfying a wide range of E-Commerce business needs, while preserving current investments in Internet technologies. In addition, the Company believes that the demand for its products would give rise to a demand for security related consulting, support and training services.

The Bondable Network Architecture would integrate a scalable number of high assurance network components connected through existing media (both private and public networks, such as the Internet) by reliably authenticated, trusted sessions to compose secure virtual networks isolating the business processes. The principle components of the BNA include the secure E-Commerce Workstations and trusted eBusiness Servers.

The planned family of high assurance network servers, of which the ESIGuard is the first, would host trusted network services which are required to support the trusted architecture, as well as enterprise-specific value-laden applications. In addition to the trusted ESIGuard, the Company plans to produce an high assurance Certificate Authority (CA) server, a secure Web environment in the form of a Web Server, and trusted, pervasive Directory Services (DS).

         The Company's planned family of trusted workstation products are based on an additional hardware/software component that would enhance the existing platform operating system to extend the architecture ensuring the integrity of the critical security services supported across the Bondable Network Architecture. Assuming the availability of adequate financing, the Company estimates time to market of six months for the first of its planned client components.

Research and Development Expenditures

         The Company has made no expenditures the past fiscal year on research and development.

Government Regulation

         The Company plans to acquire technologies for use in developing its products which would enable them to leverage the prior evaluations and evidences of the technology based on international security criteria. In order to maintain these government ratings, the Company will have to continuously update its products with evaluations and ratings. As an example, the Company will be required to maintain am ITSEC evaluation level of E4 or above assurance level for marketing in Germany. In addition, the Company will have to establish an adequate technical basis for providing digital signatures per statues in several US states.

         In order to import/export any of its high assurance products or any equipment containing encryption technology, the Company will have to comply with the relevant regulations then in effect which are promulgated by the various world governments and US Department of State and/or Commerce.

Industry and Market for the Company's Products and Services

The Need for Business Level Assurances of Protection

         The Company's management believes that as more and more businesses come to rely on the Internet as a means of communicating and conducting transactions with suppliers, customers and business partners, the need for secure, trusted network products will become critical. The market analysis in the 1998 Ernst and Young Special Report on Technology in Banking and Financial Services presents technology spending trends on a global basis. The report focuses on E-Commerce, and the survey findings indicate that global commerce has, in general, recognized the importance of the direct e-commerce channel and exposes the need for critical infrastructure - the, as yet, unsolved problems posed by today's technologies. Of the 100 institutions surveyed in 26 countries most plan to allocate significant resources to develop the information infrastructure required to exploit e-commerce. Management believes that this indicates that the Internet has come of age as a viable

         According to the Gartner Group, "...through the year 2008, enterprises will continue to evolve into extended enterprises, where business processes encompass their partners, alliances and suppliers as well as their customers." In these so-called "value networks" (Ernst & Young), enterprises will use Internet-derived technology to extend their business processes.

         The Company believes that businesses will continue to extend their internal business processes to their external business partners, essentially redefining process boundaries to include the Internet, web server and browsers. This extranet technology will encompass all major businesses. But as stated by

Forrester, "...the explosive growth of the Internet raises new dimensions of risk, in the form of [attacks]...that exploit a system's communication capabilities." The Company believes that this is equally true of extranets.

         The Company believes that an "open" Internet means an "exposed" Internet, where the user is not protected. The Gartner Group has also stated that "As businesses expose their internal process to customers and suppliers, today's security is being rendered ineffective. Firewalls have reached their limit - taxed by the growing onslaught of invasive applications and aggressively outbound users." As one analyst has suggested, "What do you do when there are no perimeters? If you succeed in making your Web site easier to use, then everybody is an insider."

         Gartner further states "A new model is needed to save companies from security's crippling complexity and to enable increased openness." To do this, Gartner suggests that enterprises "...must adopt tools that add identity and policy to the extranet while delegating control across the business." The Company believes this to mean that the business community must establish liability, accountability and interoperability uniformly across the entire E-Commerce networking environment which is just as reliable as in the pen-and-paper based business world. Further, the Company believes that the BNA will enable these capabilities.

Market Analysis

         The market trends in the Ernst and Young 1998 Special Report on Technology indicate significant changes from previous years, with the area of greatest change being Information Technology (IT) project spending. Projections contained in the report indicate that such spending will be more than twice its historical levels over the coming two to three years. This increase has been largely driven by mandatory initiatives, such as the Year 2000 computer problem and European Union Mandates. In 2001, these mandatory requirements are anticipated to decline dramatically. The Company believes, however, as apparently do the analysts, that these budgets will not be cut but rather reallocated to other areas even over budgetary constraints. Management further believes that, due to competitive demands, there will be a surge of new e-commerce budget monies after 2001 resulting from these reallocations.

         The Ernst & Young survey also indicated that stated growth in e-commerce spending is far out-stripping that of spending for new technologies as a whole. Respondents indicated that in 1998 they allocated twice as much of their technology budgets for e-commerce as they allocated in 1997. New technology budgets are projected to double from 1992 to 2001. Respondents also indicated that by 2001, they plan to expend 14% of their new technology budgets on e-commerce, alone. From this survey, the Company believes, as do the analysts, that during the next five years, there will be allocations of the new technology budgets for developing the information infrastructure for supporting e-commerce which will take precedence over technology upgrades.

         Respondents expect to see discretionary funding return to historical levels (around 31%) by the Year 2000. Additionally, revenue growth through e-commerce activities, viz., more content provider services, network service providers, and direct sales channels, continues to be the primary focus of IT discretionary spending and is projected to remain so for the next three to five years.

         In view of the survey findings, there are three aspects to the Company's products and marketing potential to be considered.

         First, according to the survey, sharp increases in IT funding, primarily attributable to mandatory projects such as Y2K compliance, with no corresponding reductions after the Year 2000, coupled with increases in discretionary funding projected for the Year 2000 and after, suggest that key project activities, such as security ("the number one concern" according to Gartner Group) and building of the information infrastructure are projected to receive a major share of the IT budget.

         Secondly, based on the survey predictions of the IT budgets dedicated for e-commerce and the expressed interests in public key cryptography and digital certificate systems, the Company believes that a trusted PKI security service would be positioned to compete for a significant share of this funding.

         Finally, increases in discretionary funding and in discretionary project budgets will likely address security apart from e-commerce, focusing strictly on corporate security requirements.

The Company believes analysts reports such as this Ernst & Young report, clearly identify network security as a top concern of corporate IT departments. As such, it believes that a comprehensive high assurance network architecture such as its BNA will create a greater potential to capture the niche security market share more rapidly when competing with the less comprehensive add-on security products currently available. For example, it would not be necessary for a customer to purchase a firewall virus protection and a certificate management system separately when using a comprehensive high assurance network product such as the Bonded Network Architecture. The Company believes that high assurance network products should compete aggressively in the area over the next three to five years. The Company also believes that as a potential basis for a new financial services industry, i.e., network bonding and insuring of transactions, its products would have a significant competitive advantage because of their enabling of liability management for B2B transactions.

Competition

         The market in which the Company plans to compete is that of bondable, business-to-business network platforms and services. The Company is not aware that any of the major network operating system providers currently is basing its product offerings on high assurance technology.

         The Company believes, however, that the development of its products and related markets could accelerate the industry for high assurance products. This would increase competition with the Company's planned products and services and encourage other companies to enter the market. Many of these other companies may be far larger and have greater resources than the Company, and could thus achieve a competitive advantage over the Company in product development and marketing in the long term.

Employees

         The Company currently has six employees, consisting of four engineers, one salesperson and one office administrator. The Company plans to hire additional employees, particularly engineers, to assist in the development of its products.

ITEM 2.  PROPERTIES

         The Company's executive headquarters is located Southeast of Boston at 140 Wood Road, Suite 200, Braintree, Massachusetts 02184. The office is leased at a rate of $1,680 per month, initially for a 60-day term commencing May 1, 2000, and renewable on a month-to-month basis thereafter. The Company's Security Systems Solutions (S3) engineering and product development division and is located at 50 Ragsdale Drive, Suite 150, Monterey, California 93940. The Company has entered into a lease for this facility which has a three year term commencing on September 15, 1999 and expiring on September 14, 2002. The lease provides for a base rent of $5,919 per month. Pursuant to the lease, the Company is also responsible for 21.37% of (1) the operating expenses (estimated at $2,320 per month for the first year and including real property and any public authority taxes), (2) the services and utilities and (3) the Landlord's performance of Tenant Company's Covenants (if applicable). The building is a two-story office building of approximately 4,735 square feet. The Company believes that the premises are adequately insured.

         The Company's SSS division also has leased a corporate condominium located at 24525 Outlook Drive, #26, Carmel, California, 93923. The lease is for a period of one year commencing on September 8, 1999 and expiring on August 31, 2000 at a monthly rent of $2,250.


ITEM 3.  LEGAL PROCEEDINGS

         See "Item 1. Description of Business" for a description of pending proceedings with the Securities and Exchange Commission.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF STOCKHOLDERS

None.

                                     PART II

ITEM 5.  MARKET FOR THE REGISTRANT'S COMMON STOCK AND RELATED SHAREHOLDER
         MATTERS

         The Company's securities trade on the OTC Bulletin Board and in the over-the-counter market "pink sheets". The Company's trading symbol is "EPSO". Over-the-counter market quotations reflect inter-dealer prices, without retail mark-up, mark-down or commissions and may not represent actual transactions. The following sets forth the range of high and low bid information for the quarterly periods indicated as reported by the National Quotation Bureau:

                       High      Low                               High     Low
                       ----      ---                               ----     ---
1997:  1st Quarter   .21875     .0625      1998:     1st Quarter   .50      .25
       2nd Quarter   .21875     .03                  2nd Quarter   2.25     .125
       3rd Quarter   .05        .03                  3rd Quarter   5        2
       4th Quarter   .5625      .04                  4th Quarter   6.50     4.50

1999:  1st Quarter   11.25      6          2000:     1st Quarter   21.50    1.50
       2nd Quarter   15.125     11
       3rd Quarter   14         13.50
       4th Quarter   6          1

         The foregoing bid information has been adjusted for the stock dividend which occurred in June 1999.

Holders

         As of July 3, 2000, the number of holders of record of shares of common stock, excluding the number of beneficial owners whose securities are held in street name, was approximately 78.

Dividend Policy

         The Company does not anticipate paying any cash dividends on its common stock in the foreseeable future because it intends to retain its earnings to finance the expansion of its business. Thereafter, declaration of dividends will be determined by the Board of Directors in light of conditions then existing, including without limitation the Company's financial condition, capital requirements and business condition.

ITEM 6.  MANAGEMENT'S DISCUSSION AND ANALYSIS

Results of Operations

Comparison of the Year Ended December 31, 1999 and 1998

         Revenues decreased $328 (100%) to $0 in fiscal 1999 as compared to $328 in fiscal 1998. The decrease resulted from the fact that the Company discontinued its prior operations and has not yet generated any revenues from its planned Internet security business.

         Selling, general and administrative expenses increased $1,379,968 to $1,503,535 in fiscal 1999 from $125,567 in fiscal 1998. The net loss for fiscal 1999 increased $1,378,296 to $1,503,535 from a net loss in 1998 of $125,239 due to the foregoing.

Liquidity and Capital Resources

         The Company's working capital at April 4, 2000 was $5,000,000. The Company's primary sources of working capital have been from the offshore financing from Waltrag, A.G. referenced in Item 1, Recent Developments.

         Currently, the Company's primary cash requirements include the ongoing cost of the development of its new business plan and the costs of maintaining its administrative expenses.

ITEM 7.  FINANCIAL STATEMENTS

Financial statements of the Company meeting the requirements of Regulation S-B are filed on the succeeding pages as listed below:

                           ENTERPRISES SOLUTIONS, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                       CONSOLIDATED FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                           ENTERPRISES SOLUTIONS, INC.
                         (A DEVELOPMENT STAGE COMPANY)

                               TABLE OF CONTENTS


                                                                        PAGE NO.
                                                                        --------

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' REPORT                           16

CONSOLIDATED FINANCIAL STATEMENTS

    Balance Sheets                                                         17

    Statements of Operations                                               18

    Statements of Shareholders' (Deficit)                                  19

    Statements of Cash Flows                                               20

    Notes to the Consolidated Financial Statements                      21-24

                INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' REPORT

To the Shareholders of
  Enterprises Solutions, Inc.

We have audited the accompanying consolidated balance sheets of Enterprises Solutions, Inc., (A Development Stage Company) as of December 31, 1999 and 1998, and the related consolidated statements of operations, shareholders' (deficit) and cash flows for each of the two years in the period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Enterprises Solutions, Inc. as of December 31, 1999 and 1998, and the consolidated results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Enterprises Solutions, Inc. will continue as a going concern. As discussed in
Note 3 to the financial statements, the Company has suffered recurring losses from operations and, at December 31, 1999, had a working capital deficiency of $471,179 and a shareholders' deficit of $471,179 that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


April 9, 2000                                         /s/ Van Buren & Hauke, LLC
                                                      --------------------------
                                                      Van Buren & Hauke, LLC

                           ENTERPRISES SOLUTIONS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1999 AND 1998


                                                                                        December 31,
                                                                                ---------------------------
                                                                                   1999             1998
                                                                                ----------       ----------
                                     Assets

Current assets

Cash                                                                            $   31,581       $   38,974
                                                                                ----------       ----------
Total current assets                                                                31,581           38,974
Loans and advances                                                                      --          125,000
                                                                                ----------       ----------
Total assets                                                                    $   31,581       $  163,974
                                                                                ==========       ==========
                     Liabilities and Shareholders' (Deficit)

Current liabilities

Accounts payable and accrued expenses                                           $  246,510       $       --
Demand loans                                                                       256,250               --
                                                                                ----------       ----------
Total current liabilities                                                          502,760               --
                                                                                ----------       ----------
Commitments and contingencies

Shareholders' (deficit)
Preferred stock; $0.001 par value; 5,000,000 shares authorized;
  148,500 and 100,000 shares issued and outstanding at
  December 31, 1999 and 1998, respectively                                             148              100

Common stock; $0.001 par value; 25,000,000 shares authorized;
  4,309,954 and 3,443,340 shares issued and outstanding at
  December 31, 1999 and 1998, respectively                                           4,310            3,444

Additional paid-in capital                                                       2,786,646        1,969,178
(Less) subscription receivable                                                          --          (50,000)
Retained (deficit)                                                              (1,633,509)      (1,633,509)
(Deficit) accumulated during the development stage                              (1,628,774)        (125,239)
                                                                                ----------       ----------
Total shareholders' (deficit) equity                                              (471,179)         163,974
                                                                                ----------       ----------
Total liabilities and shareholders' (deficit)                                   $   31,581       $  163,974
                                                                                ==========       ==========

                            See accompanying notes.

                           ENTERPRISES SOLUTIONS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                              Years Ended
                                                              December 31,
                                                    ----------------------------
                                                        1999              1998
                                                    -----------       ----------
Revenues                                            $        --       $      328
                                                    -----------       ----------
Costs and expenses

  Bad debt expense, net                                 727,617               --
  Salaries, wages and taxes                             122,355               --
  Professional/consultants fees                         387,739           16,821
  Rent                                                   46,664               --
  Insurance                                              31,144               --
  Telephone                                              10,374               --
  Office expenses                                        30,450            5,024
  Relocation expenses                                    48,474
  Stock transfer and related expenses                    11,049            3,722
  Abandonment of licensing agreement                         --          100,000
  Travel and promotion                                   87,669               --
                                                    -----------       ----------
Total costs and expenses                              1,503,535          125,567
                                                    -----------       ----------
Net (loss)                                          $(1,503,535)      $(125,239)
                                                    ===========       ==========

Net (loss) per common share                         $     (0.40)      $   (0.10)
                                                    ===========       ==========

Weighted average common shares                        3,714,010        1,278,071
                                                    ===========       ==========


                            See accompanying notes.

April 9, 2000


                           ENTERPRISES SOLUTIONS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
               CONSOLIDATED STATEMENTS OF SHAREHOLDERS' (DEFICIT)


                                            Common Stock            Preferred Stock       Additional                       Total
                                      -----------------------------------------------      Paid-In        Retained     Shareholders'
                                         Shares      Amount       Shares       Amount      Capital        (Deficit)      (Deficit)
                                      ----------------------------------------------------------------------------------------------
Balance, January 1, 1998                317,340      $  318            --      $ --      $  859,772      $(1,633,509)    $ (773,419)

1998 Activity:
  Preferred shares issued                    --          --       100,000       100          99,900               --        100,000

  Common shares issued                2,084,000       2,084            --        --         243,916               --        246,000

  Common shares issued
    in stock split                    1,042,000       1,042            --        --          (1,042)              --             --

  Capitalize shareholder
    loans and accrued
    payables                                 --          --            --        --         786,397               --        786,397


  (Less) underwriting
    expenses                                 --          --            --        --         (19,765)              --        (19,765)

  (Less) subscription
    receivable                               --          --            --        --         (50,000)              --        (50,000)

  Net (loss)                                 --          --            --        --              --         (125,239)      (125,239)
                                      ----------------------------------------------------------------------------------------------
Balance, December 31, 1998            3,443,340       3,444       100,000       100       1,919,178       (1,758,748)       163,974

1999 Activity:
  Preferred shares issued                    --          --        48,500        48          48,452               --         48,500

  Common shares issued                  326,000         326           --         --         802,174               --        802,500

  Common shares issued
    in stock split                       90,603          90            --        --             (90)              --             --

  Common shares issued
    in cashless warrant
    exercise                            450,011         450            --        --            (450)              --             --

  Subscription receivable-
    paid                                     --          --            --        --          50,000               --         50,000

  (Less) underwriting
    expenses                                 --          --            --        --         (32,618)              --        (32,618)

  Net (loss)                                 --          --            --        --              --       (1,503,535)    (1,503,535)
                                      ----------------------------------------------------------------------------------------------
Balance, December 31, 1999            4,309,954     $ 4,310       148,500     $ 148     $ 2,786,646     $ (3,262,283)    $ (471,179)
                                      ==============================================================================================


                            See accompanying notes.

                           ENTERPRISES SOLUTIONS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                              Years Ended
                                                              December 31,
                                                     ---------------------------
                                                        1999              1998
                                                     ----------      -----------
Cash flows from operating activities
  Net (loss)                                        $(1,503,535)     $ (125,239)
Adjustments to reconcile net (loss)
  to net cash (used) by operating
  activities

  Bad debts                                            739,422               --
  Operating assets and liabilities
    Accounts payable and accrued expenses              246,510
                                                    ----------      -----------
Net cash (used) by operating activities               (517,603)        (125,239)
                                                    ----------      -----------
Cash flows from investing activities
  Loans and advances                                  (614,242)        (125,000)
                                                    ----------      -----------
Net cash (used) by investing activities               (614,242)        (125,000)
                                                    ----------      -----------
Cash flows from financing activities
  Demand loan proceeds                                 349,250           11,500
  Loan repayments                                      (93,000)              --
  Proceeds from issuance of shares
    of common stock                                    802,500          246,000
  Proceeds from issuance of shares
    of preferred stock                                  48,500          100,000
  Subscription receivable                               50,000          (50,000)
  Underwriting expenses                                (32,618)         (19,765)
                                                    ----------      -----------
Net cash provided by financing
  activities                                         1,124,632          287,735
                                                    ----------      -----------
Net (decrease) increase in cash                         (7,213)          37,496

Cash at beginning of year                               38,794            1,478
                                                    ----------      -----------
Cash at end of year                                 $   31,581      $    38,974
                                                    ==========      ===========
Schedule of Non-Cash Financing
  Transactions:

Additional paid-in capital upon
  conversion of debt                                $       --      $   786,397
                                                    ==========      ===========


                            See accompanying notes.

                           ENTERPRISES SOLUTIONS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


1. GENERAL


   Enterprises Solutions, Inc. (ESI) (Company), a Nevada Corporation, together with its wholly-owned subsidiary, plans to provide both government and commercial enterprises with high assurance security technology.

   The Company is in the development stage and currently has no revenue of a continuing nature. It is management's plans to develop and provide high assurance security computer networks and related products and services.

   The accompanying financial statements include the consolidated accounts of ESI and its wholly-owned subsidiary (a non-operating company with no assets or liabilities.) All material intercompany balances and transactions have been eliminated.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Method of Accounting

   Assets, liabilities, revenues and expenses are recognized on the accrual method of accounting for financial statement presentation and for federal income tax purposes.

   Use of Estimates

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Income Taxes

   At December 31, 1999, the Company has net operating loss carry forwards of approximately $1,7 million available to offset future taxable income which if unused, expire through 2019. Therefore, a provision for income taxes has not been provided.

   Net Loss Per Common Share

   Net loss per common share has been computed by dividing the net loss by the weighted average number of common shares outstanding during the period.

3. GOING CONCERN

   Currently, the Company has neither substantial revenues of a continuing nature nor sufficient working capital to sustain its limited operations. Management is planning to raise equity to pursue its intended plan of

                           ENTERPRISES SOLUTIONS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


   operations. No assurance can be had that the Company will be successful in raising additional funds or that any funding will be sufficient. The Company has limited resources and has depended on outside financings. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

4. LOANS AND ADVANCES

   The Company advanced $105,000 at December 31, 1999 to a company to develop an Internet credit and clearing operation. At December 31, 1999 the advance was considered worthless and was written off.

5. DEMAND LOANS

   In 1999, the Company borrowed $349,250 from shareholders and others at no interest, payable on demand, repaying $93,000 during 1999.

6. SHAREHOLDERS' (DEFICIT)

   In 1999 and 1998 the Company issued 866,614 and 3,126,000 common shares, respectively, in private placements, raising $1,048,500 in total.

   In connection with certain of these offerings, the Company also issued, during 1998, warrants to purchase 1,200,000 shares common stock at $2.50 per share. In connection with the stock split declared in June 1999 these warrants were adjusted. The new warrants are to purchase 1,800,000 shares of common stock at $1.67 per share. The warrants expire in June 2003 and as of December 31, 1999 none of the warrants had been exercised. During 1999 warrants were issued, in connection with certain common stock issuances, to purchase 1,225,000 shares of common stock at $2.50 per common share, the warrants had an expiration date of September 6, 2000. These warrants provided the investors with a cashless exercise option where a reduced number of common shares could be purchased with no additional cash payment. All of these warrants were exercised, during 1999. In accordance with the cashless exercise option, 811,680 shares of common stock were issued with no additional proceeds being received by the Company.

   The Company also issued to certain common shareholders 48,500 and 100,000 shares of preferred stock at $1.00 per share in 1999 and 1998, respectively.

   In June 1998, the Company capitalized $786,397 of shareholders loan and accrued payrolls as part of a transaction in which the shareholders to whom these amounts were owed sold their entire interest in the company to new shareholders. The Company's involvement in the exchange was to capitalize the shareholders loans and accrued payrolls.

                           ENTERPRISES SOLUTIONS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


   In March 1999, the Company amended its certificate of incorporation to change its name from American Casinos International, Inc. (ACII), to alter the authorized number of common shares to 25,000,000 shares, par value $.001, and to authorize 5,000,000 preferred shares, par value $.001, with the Board of Directors authorized to determine, among others, the series, etc. These changes were made retroactively in these consolidated financial statements.

   In June 1999, the Company declared a 50% common stock split which totaled 1,238,383 shares. This adjustment was reported in these consolidated financial statements as if it had occurred in December 1997.

   The Company's preferred stock is 8% cumulative and redeemable at the Company's option at 100%. In 1999 and 1998, the Company issued 48,500 shares and 100,000 shares, respectively, at $1.00 per share.

7. STOCK OPTION PLAN

   The Company grants stock options for a fixed number of shares to members of the Board of Directors with an exercise price equal to the fair market value of the shares at the date of grant. The options are to expire two years after the resignation of a Director who has served in that capacity at least one year, unless otherwise modified by an action of a majority of the Board of Directors. These options are for a term of three years. As of December 31, 1999 and 1998 no options had been issued or exercised.

8. COMMITMENTS AND CONTINGENCIES

   The Company leases facilities and equipment in both Florida and California. The term of these agreements varies from a month-to-month basis to a five-year term. The facilities in Florida are leased on a month-to-month basis, with a monthly rental cost of $150. The facilities in California are leased for a 36-month term, expiring in September 2002, with a monthly rental cost of $5,919. The Company is responsible for annual operating expenses, services and utilities.

   The minimum lease payments for all of the above facilities and equipment are as follows:

                        Calendar Year       Amount
                        -------------       ------
                             2000          $93,486
                             2001           87,286
                             2002           45,891
                             2003            4,468
                             2004            4,130

                           ENTERPRISES SOLUTIONS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                 NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998


9. SUBSEQUENT EVENT

   On April 4, 2000, the Company received $5,000,000 from a financing arrangement in Switzerland whereby the Company issued convertible notes with interest at 10% per annum, due April 2, 2001. The notes are convertible at the option of the holder into common stock of the Company, on or before April 2, 2001, at a defined conversion price. In connection with the financing, the agent received a note in the amount of $250,000, the terms of which are the same as those of the $5,000,000 principal amount of convertible notes. The agent was also issued warrants to purchase 50,000 common shares on or before April 2, 2003, at a price equal to 120% of the conversion price of the convertible notes calculated as of April 2, 2000. The holder of the notes and warrants have piggyback registration rights for the underlying shares of common stock.

ITEM 8. CHANGES IN AND DISAGREEMENT WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURES

None.


                                    PART III

ITEM 9. DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS, AND CONTROL PERSONS, COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT


The Officers and Directors of the Company are as follows:

Name                           Age       Title
----                           ---       -----
John A. Solomon                50        President and C.E.O*

Gary S. Baker                  52        Executive Vice President-Engineering

Alfred T. Saker                52        Treasurer and Secretary*

Charles E. Bobbish             51        Director

* Indicates Directors

         John A. Solomon has served as the Company's President and Chief Executive Officer since October, 1999. Mr. Solomon also is a member of the Company's Board of Directors. Prior to his appointment to his positions with the Company, from 1979 to 1995, Mr. Solomon was the President and Chief Executive Officer of Computer Engineering Associates, Inc. ("CEA"), a systems integration and security technology company. In November, 1995 CEA filed a petition for voluntary bankruptcy which resulted from cash flow problems CEA encountered related to several bonded construction projects CEA performed. Because Mr. Solomon personally indemnified the bonding companies who insured CEA's construction projects, Mr. Solomon was forced to file for personal bankruptcy in February, 1997. Mr. Solomon was discharged from his personal bankruptcy in May, 1999.



         Gary S. Baker has served as Vice President and Director of Engineering and Executive Vice President-Engineering of the Company since August 1999. He was a Senior Engineer at Stratus Computer from 1993 to 1996, a Senior Engineer and Manager at Novell Computer from 1996 to 1998 and Director of Engineering at Sistex from 1998 to 1999. He also serves as a director of the Company's Secure Systems Solutions Division.

         Alfred T. Saker is the Treasurer and Secretary of the Company and was elected a Director on June 29, 2000, to fill the vacancy in the Board created by the resignation of Nina L. Cannon. Mr. Saker received a B.A. in Arts and Sciences in 1971, and a M.S. in accounting in 1978, from Kent State University. From 1996 to 1998, Mr. Saker was Finance Manager for International Shipholding Corporation, a marine transportation company. From 1993 to 1996, he was Treasurer for American Heavy Lift Shipping Company and, prior thereto, he held various positions with BP Oil Company, his last position, from 1990 to 1993, being Manager, Services and Control (Controller).

         Charles E. Bobbish was elected a Director of the Company on July 6, 2000, to fill the vacancy resulting from the resignation of Wayne G. Kight. From April, 1991, to April, 1995, Mr. Bobbish was a Senior Vice President of Mosaic Data Systems, Inc., Bedford, Massachusetts, with responsibility for planning and coordinating information systems implementation and integration. In 1995, Mr Bobbish had a consulting business involving proposal and business development, which was, in early 1996, incorporated into Qualserv, Inc., Burlington, Massachusetts, a proposal writing and business development company, of which he has served as President from that time to the present. In his present position, Mr. Bobbish advises executives of large information technology companies on market positioning and provides inputs to business strategies, directions and proposals.


Promoter and Former Control Person


         In recent years, Herbert S. Cannon acted as a general business consultant to management pursuant to a consulting agreements dated July 1, 1998, and January 7, 2000. As a consultant, Mr. Cannon performed a significant management role for the Company primarily with respect to raising capital for the Company and in interviewing and selecting management candidates, including Wayne B. Kight, the former CEO and President, and John A. Solomon, the current CEO and President. Mr. Cannon's consulting agreement entitled him to the payment of $3,000 per month in 1999 and under both agreements he was entitled to a total award of 300,000 shares of common stock in exchange for his services. Since January 1, 1999, the Company has paid Mr. Cannon approximately $111,257 in consulting fees, expense reimbursements and other compensation (including a $16,500 reimbursement for a loan made by Mr. Cannon on behalf of the Company to Infotex Holdings, Ltd.). The Company may have made other payments to entities controlled by Herbert S. Cannon. Mr. Cannon may be deemed a "promoter" and/or a "controlling person" of the Company, as those terms are defined under the Securities Act of 1933 and the Securities Exchange Act of 1934. John A. Solomon, the Company's Chief Executive Officer, upon authorization of the Board of Directors, terminated Mr. Cannon's consulting arrangement effective March 20, 2000.


         Mr. Cannon also acted as a general business consultant to Infotex Holdings, Ltd., which the Company agreed to acquire in March 1999. In July 1999, the Company cancelled its agreement to acquire Infotex. In the months preceding October, 1999, certain unauthorized press releases concerning the Company were issued. Mr. Cannon appears to have played a role in the drafting and dissemination of these press releases. These press releases contained, among other things, revenue projections and statements about contracts purportedly awarded to the Company. The Company did not authorize the press releases, and did not realize the projections nor was it awarded the contracts referred to therein.

         In addition, in a lawsuit described elsewhere (see "Legal Proceedings"), the Securities and Exchange Commission has alleged, among other things, that Mr. Cannon, through several offshore entities, including one listed under the heading "Security Ownership of Certain Beneficial Owners and Management", is a beneficial owner of more than 5% of the Company's outstanding common stock. That issue is being litigated in court between the Commission and Mr. Cannon. In August, 1987, the Securities and Exchange Commission issued an order barring Mr. Cannon from the securities industry. In 1988 and again in 1993, in separate civil cases brought by the Commission, federal courts entered final judgments enjoining Mr. Cannon from violating certain provisions of the federal securities laws.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         The Company believes that during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were satisfied.

ITEM 10. EXECUTIVE COMPENSATION

         During the fiscal year ended December 31, 1999, no salaries in excess of $100,000 per year have been paid to any executive officer or director of the Company.

LONG-TERM INCENTIVE PLAN AWARDS

The Company has no Long-term Incentive Plan Awards currently in effect.


STOCK AND OPTION COMPENSATION OF OFFICERS AND DIRECTORS

         The Company has authorized the issuance to John A. Solomon of 75,000 shares of Common Stock (and a balance owing of 150,000 shares) at a nominal price pursuant to Mr. Solomon's Employment Agreement with the Company. At the Board of Directors meeting held on March 20, 2000, the Board authorized the issuance to Mr. Solomon of options to purchase 100,000 shares of Common Stock at a price of $6.25 per share.

         Mr. Wayne B. Kight, a former Director and Executive Vice President of the Company, purchased 10,000 shares at $.05 per share (adjusted to 15,000 shares by reason of the stock split in June 1999) in June, 1998. At the Board of Directors meeting held on July 30, 1998, the Board authorized the issuance to Mr. Kight of options to purchase 22,500 shares of Common Stock at a price of $.67 per share and options to purchase 15,000 shares of Common Stock at $5.67 per share (adjusted for the June 1999 stock split). At the Board of Directors meeting held on September 1, 1999, the Board authorized the issuance to Mr. Kight of options to purchase 10,000 shares of Common Stock at an exercise price of $7.50 per share. The Company has authorized the issuance to Mr. Kight of 40,000 shares of Common Stock (and a balance owing of 80,000 shares) at a nominal price pursuant to Mr. Kight's Employment Agreement with the Company. At the Board of Directors meeting held on March 20, 2000, the Board authorized the issuance to Mr. Kight of options to purchase 25,000 shares of Common Stock at a price of $6.25 per share.

         At the Board of Directors meeting held on September 1, 1999, the Board authorized the issuance to Nina L. Cannon, a former Director of the Company, of options to purchase 10,000 shares of Common Stock at an exercise price of $7.50 per share. At the Board of Directors meeting held on March 20, 2000, the Board authorized the issuance to Ms. Cannon of options to purchase 25,000 shares of Common Stock at a price of $6.25 per share.

         All options referred to above issued to John A. Solomon, Wayne B. Kight and Nina L. Cannon expire three years from their respective dates of issuance.

EMPLOYMENT CONTRACTS

         The Company has entered into an employment agreement with John A. Solomon, the term of which is for three years from September 15, 1999. The agreement provides for Mr. Solomon's employment as the President and Chief Executive Officer of the Company at an annual salary of $200,000, which would be increased to $500,000 once the Company receives funding in the amount of $10,000,000 (the "Funding Event"). In the fiscal year ended December 31, 1999, Mr. Solomon did not draw any salary from the Company. The agreement provides for bonuses as determined by the Board of Directors at the sole discretion of the Board, but not less than 7% of the Net Before Tax corporate profits in each year of employment. Under the agreement, Mr. Solomon is entitled to borrow up to $750,000 from the Company on a secured basis, all loans being repayable within 10 years of the first loan being taken out, and with the Company's stock as collateral in value at least equal to 125% of the loan amount, the amount of stock to be held as collateral to be adjusted monthly based on the price for the stock in the market. On June 2, 2000, Mr. Solomon borrowed $650,000 under this provision. This loan bears interest at the rate of 7% per annum, is due ten years from the drawdown date, with interest only payable monthly until maturity. The loan is secured by the pledge of all shares of common stock of the Company and options to purchase common stock held by Mr. Solomon. The agreement provides for the issuance of 225,000 shares of common stock of the Company to Mr. Solomon in three installments of 75,000 shares each at the end of each year of employment completion; the right to the first installment vested as of execution of the employment agreement and is to have been issued by December 31, 1999. If the Funding Event condition is satisfied, Mr. Solomon is entitled under the agreement to be issued an additional 275,000 shares of common stock at the time of the resulting increase in his salary.

         The Company has also entered into employment agreements with Michael F. Thompson, Wayne B. Kight and Gary S. Baker. The agreements have a term of three years commencing on August 1, 1999 for Mr. Baker, September 20, 1999 for Mr. Thompson, and October 6, 1999 for Mr. Kight. The agreements provide for a base salary of $85,000 for Michael F. Thompson, $120,000 for Wayne B. Kight and $120,000 for Gary S. Baker. The agreement with Mr. Baker stipulates that Mr. Baker is entitled to purchase 100,000 shares of common stock at a nominal price in three equal installments, commencing on August 1, 2000, and on the next two anniversaries of that date. Mr. Kight's agreement provides for the issuance of 40,000 shares of common stock upon execution of the agreement effective October 6, 1999, and of an additional 80,000 shares of common stock in two equal installments at the end of each of the next two calendar years of service.

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of July 3, 2000, information concerning the beneficial ownership of the Common Stock of the Company by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each director of the Company, and (iii) all directors and executive officers of the Company as a group. See "Item 10. Executive Compensation -- Stock and Option Compensation of Officers and Directors" for information as to stock and options authorized to be issued to directors and officers.
                                                                        Approx.
              Name and Address of           Amount and Nature            % of
               Beneficial Owner               Of Ownership               Class
              -------------------           -----------------           -------
John A. Solomon(1)                             75,000(2)                 1.587%

Alfred T. Saker(3)                                --                      --

Charles E. Bobbish(4)                             --                      --

Rowan House Limited                           244,168                    5.168%
 1 Corral Road, Suite 2A
 EuroLife Building, Gibraltar

All directors and officers as a group          75,000                    1.587%

(1) The address for Mr. Solomon is c/o the Company at 140 Wood Road, Braintree, Massachusetts 02184.
(2) To be issued under Mr. Solomon's employment agreement.
(3) The address for Mr. Saker is 904 Penny Street S.E., North Canton, Ohio
    44720.
(4) The address for Mr. Bobbish is 82 Drake Road, Burlington, Massachusetts
    01803.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Omega Funding, Inc., a corporation 100% owned by Nina L. Cannon, a former director of the Company, made loans to the Company aggregating $94,500 in 1999, and an additional loan of $23,000 on February 24, 2000. In December, 1999, Nina L. Cannon also made a personal loan to the Company in the amount of $22,000, which was repaid in January, 2000. In 1999, Omega Funding was also assigned an additional loan made to the Company by a third party in the amount of $10,000. All of the loans held by Omega Funding, Inc., aggregating $127,500, were repaid on June 29, 2000, with interest in the amount of $5,243.

         Dr. Roger Raymond Schell, a former officer of the Company, is a shareholder in Gemini Computers, Inc. with which the Company had a teaming agreement.

         See "Security Ownership of Certain Beneficial Owners and Management" and "Executive Compensation" above.


ITEM 13. EXHIBITS AND REPORTS ON FORM 8-K

(A)      EXHIBITS

         NONE

The Company incorporates the following Exhibits by reference to the filings set forth below:

EXHIBIT NO.            DESCRIPTION                                               FILED AS EXHIBIT
-----------            -----------                                               ----------------
3.1                    Articles of Incorporation.                                3.1 to Form 10-SB dated November 17, 1999
3.2                    By-Laws                                                   3.2 to Form 10-SB dated November 17, 1999
3.3                    Amended and Restated By-Laws                              3.3 to Amendment No. 1 to Form 10-KSB dated
                                                                                 May 15, 2000
4.1                    Specimen Common Stock Certificate                         4.1 to Amendment No. 1 to Form
                                                                                 10-SB dated January 3, 2000
4.2                    Deed Poll dated April 2, 2000                             4.1 to Form 8-K dated April 7, 2000
10.1                   Lease for SSS Division's Corporate Condominium            10.1 to Form 10-SB dated November 17, 1999
10.2                   Lease for SSS Division's Office Space                     10.2 to Form 10-SB dated November 17, 1999
10.3                   Employment Agreement by and between the Company           10.3 to Amendment No. 1 to Form 10-KSB
                       and John A. Solomon                                       dated May 15, 2000
10.4                   Employment Agreement by and between                       10.6 to Form 10-SB dated November 17, 1999
                       the Company and Gary L. Baker
10.5                   Employment Agreement by and between                       10.5 to Form 10-KSB dated April 12, 2000
                       the Company and Michael F. Thompson
10.6                   Employment Agreement by and between                       10.6 to Form 10-KSB dated April 12, 2000
                       the Company and Wayne B. Kight
10.7                   License Agreement dated May 1, 2000 for the               10.7 to Amendment No. 1 to Form 10-KSB
                       Company's executive offices                              dated May 15, 2000
21                     Subsidiaries of Registrant                                21 to Form 10-KSB dated April 12, 2000

(B)      REPORTS ON FORM 8-K:

         The Company filed a Form 8-K on April 10, 2000.

                                   SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf the undersigned, thereto duly authorized.

Dated: July 6, 2000


                                       Enterprises Solutions, Inc.


                                       By: /s/ John A. Solomon
                                           -------------------------------------
                                           John A. Solomon,
                                           President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated on July 6, 2000.

       SIGNATURE                                                 CAPACITY
       ---------                                                 --------



/s/ Alfred T. Saker                                              Director
----------------------
Alfred T. Saker

                                                                 Director
----------------------
Charles E. Bobbish